UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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ARTISTDIRECT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARTISTDIRECT, INC.
1601 Cloverfield Boulevard, Suite 400 South
Santa Monica, California  90404-4082

To the Stockholders of ARTISTdirect, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of ARTISTdirect, Inc. (“ARTISTdirect”) on June 19, 2006 at 10:00 a.m. Pacific Daylight Time, at the Luxe Hotel Sunset Boulevard located at 11461 Sunset Boulevard, Los Angeles, California 90049.

The matters expected to be acted upon at the Meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

It is important that you use this opportunity to take part in the affairs of ARTISTdirect by voting on the business to come before this Meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to ensure that your shares will be represented.

We look forward to seeing you at the Meeting.

Regards,
/s/ JONATHAN V. DIAMOND
Jonathan V. Diamond
President and Chief Executive Officer
Dated: April , 2006

ARTISTDIRECT, INC.
1601 Cloverfield Boulevard, Suite 400 South
Santa Monica, California  90404-4082

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held June 19, 2006

To the Stockholders of ARTISTdirect, Inc.:

Notice is hereby given that the 2006 Annual Meeting of Stockholders (the “Meeting”) of ARTISTdirect, Inc. (“ARTISTdirect” or the “Company”) will be held at the Luxe Hotel Sunset Boulevard located at 11461 Sunset Boulevard, Los Angeles, California 90049 on June 19, 2006 at 10:00 a.m., Pacific Daylight Time, for the purpose of considering and voting upon the following matters:

1.   Approval and Adoption of Amendment and Restatement of Certificate of Incorporation.   To approve and adopt an amendment and restatement of ARTISTdirect’s Certificate of Incorporation.

2.   Election of Directors.   To elect seven persons to serve as directors of ARTISTdirect until their respective successors are duly elected and qualified.

3.   Approval and Adoption of the 2006 Equity Incentive Plan.   To approve and adopt the ARTISTdirect 2006 Equity Incentive Plan, which authorizes the issuance of up to 1,500,000 shares of the Company’s common stock under such plan.

4.   Transaction of Other Business.   To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on April 24, 2006 as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting. For ten days prior to the Meeting, a complete list of the stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose relating to the Meeting, during ordinary business hours at our principal offices located at 1601 Cloverfield Boulevard, Suite 400 South, Santa Monica, California  90404-4082.

By Order of the Board of Directors,
/s/ FREDERICK W. FIELD
Frederick W. Field
Chairman of the Board
Dated: April , 2006

WE URGE YOU TO VOTE IN FAVOR OF THE PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY ARTISTDIRECT’S BOARD OF DIRECTORS. ANY STOCKHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF ARTISTDIRECT A SIGNED INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE ADEQUATE ACCOMMODATIONS.

ARTISTDIRECT, INC.
1601 Cloverfield Boulevard, Suite 400 South
Santa Monica, California  90404-4082

PROXY STATEMENT
For
ANNUAL MEETING OF STOCKHOLDERS
To be held June 19, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING STOCK

General

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies for use at the 2006 Annual Meeting of Stockholders (the “Meeting”) of ARTISTdirect, Inc. (“ARTISTdirect” or the “Company”) to be held on June 19, 2006 at 10:00 a.m., Pacific Daylight Time, at the Luxe Hotel Sunset Boulevard located at 11461 Sunset Boulevard, Los Angeles, California 90049 and at any and all adjournments thereof.

It is anticipated that this Proxy Statement and the accompanying notice and form of proxy will be mailed to stockholders eligible to receive notice of, and to vote at, the Meeting on or about May [10], 2006.

Revocability of Proxies

A form of proxy for voting your shares at the Meeting is enclosed. Any stockholder who executes and delivers such proxy has the right to and may revoke it at any time before it is exercised by filing with the Company’s Secretary a signed instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the proxy is present at the Meeting and elects to vote in person by advising the Chairman of the Meeting of his or her election to vote in person, and voting in person at the Meeting. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the proxy.

Proxy Solicitation Costs

We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement and any additional solicitation material that we may provide to stockholders. In addition, we have retained Georgeson Shareholder Communications to act as a proxy solicitor in conjunction with the Meeting. We have agreed to pay Georgeson Shareholder Communications $7,500, plus their reasonable out-of-pocket expenses, for proxy solicitation services. The original solicitation of proxies by mail may be supplemented by solicitation by mail, telephone, fax, personal interviews or other methods of communication by our directors, officers and employees. We will not pay any additional compensation to directors, officers or other employees for such services, but may reimburse them for reasonable out-of-pocket expenses incurred by them in connection with such solicitation.

Quorum; Voting Rights

There were issued and outstanding [         ] shares of our common stock (“Common Stock”) on April 24, 2006, which has been fixed as the record date for the purpose of determining stockholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). On any matter submitted to the vote of the stockholders, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock he or she held of record as of the Record Date. Holders of record of a majority in voting interest of the shares of our Common Stock, present in person or by proxy, is necessary to constitute a quorum for the Meeting. If a quorum is not present at the Meeting, we expect that the Meeting will be adjourned to solicit additional proxies.

Counting of Votes

If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given.

Unless otherwise directed in the accompanying proxy, the shares represented by your executed proxy will be voted “FOR” the approval and adoption of the amendment and restatement of our Certificate of Incorporation, “FOR” election of each of the directors-nominees named herein, “FOR” the approval and adoption of our 2006 Equity Incentive Plan, and if any other business is properly presented at the Meeting, such proxy will be voted in accordance with the recommendations of management.

Vote Required; Effect of Abstentions and Broker “Non-Votes”

Abstentions and broker “non-votes” will be treated as shares that are present and entitled to vote for the purposes of determining the presence of a quorum. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner.

With regard to the approval and adoption of the amendment and restatement of our Certificate of Amendment, the affirmative vote of sixty six and two-thirds percent (66.6%) of all shares entitled to vote at the Meeting is required. With regard to the election of directors, votes may be cast in favor of a director-nominee, all nominees or withheld as to one or more specific nominees. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In connection with the election of directors, there is no cumulative voting. Because directors are elected by plurality, abstentions from voting and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. With regard to the approval and adoption of our 2006 Equity Incentive Plan, the affirmative vote of a majority of the shares entitled to vote at the Meeting is required for approval. With regard to these proposals, abstentions will be counted in tabulations of the votes cast on a proposal and will have the same effect as a vote against the proposal, whereas broker non-votes will be entirely excluded from the vote and will have no effect on its outcome, although they will count toward the presence of a quorum.

If a stockholder owns shares through a broker and attends the Meeting and wishes to vote at the Meeting, the stockholder should bring a letter from that stockholder’s broker identifying that stockholder as the beneficial owner of the shares and acknowledging that the stockholder will vote the shares.

Annual Report

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 is included with this Proxy Statement. An electronic copy of the Annual Report is also available free of charge on the Securities and Exchange Commission website located on the Internet at www.sec.gov.

PROPOSAL NO. 1
APPROVAL AND ADOPTION OF THE AMENDMENT AND RESTATEMENT OF
OUR CERTIFICATE OF INCORPORATION

General

In April 2006, our Board of Directors  (the “Board”) approved and adopted, subject to stockholder approval, an amendment and restatement of our Certificate of Incorporation.

The Board recommends that you vote “FOR”
the approval and adoption of the amendment and restatement of our Certificate of Incorporation.

The following is a summary of the principal proposed revisions to our Certificate of Incorporation. A complete copy of the amendment and restatement to our Certificate of Incorporation, as it is proposed to be approved and adopted, is attached to this Proxy Statement as Appendix A and is incorporated by reference herein.

Elimination of Authorized Shares of Preferred Stock

Article IV:   If the amendment and restatement to our Certificate of Incorporation is approved and adopted by our stockholders, Article IV will eliminate five million shares of authorized preferred stock (“Preferred Stock”) currently available for issuance. Our capital stock available for issuance would consist solely of up to 60 million shares of our currently authorized Common Stock.

Purpose; Effect:   The Board and members of our management have no present intent to issue any shares of Preferred Stock, nor is any such action contemplated by us in the future. The amendment and restatement of this provision of our Certificate of Incorporation is sought by us pursuant to the terms of the transaction documents governing the $15.0 million senior financing and the $30.0 million subordinated financing completed by us in July 2005 to fund the acquisition of MediaDefender, Inc.

Re-Classify the Board

Article VI:   If the amendment and restatement to our Certificate of Incorporation is approved and adopted by our stockholders, Article VI will re-classify our directors and designate them as either Class I, Class II or Class III. The term of office for Class I, Class II and Class III directors elected at this Meeting would expire in 2007, 2008 and 2009, respectively. Upon re-election to the Board at the annual meeting of stockholders held in 2007, 2008 and 2009, respectively, the Class I, Class II and Class III directors would be elected for a full term of three years.

Refer to “Proposal No. 2-Election of Directors” below for further information regarding the proposed re-classification for each of our current directors. Vacancies occurring on the Board for any reason may be filled by vote of a majority of the remaining members of the Board. A person so elected by the Board to fill a vacancy shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been duly elected and qualified.

Purpose of Amendment; Effect:   While our current Certificate of Incorporation calls for a classified Board, directors have not been re-elected by our stockholders since the last annual meeting of stockholders held by us in 2002. For that reason, we believe that our Board requires re-classification and that each of our current directors should be re-elected to office by our stockholders at the Meeting.

Removal of Super-Majority Voting Provision

Article IX:   If the amendment and restatement to our Certificate of Incorporation is approved and adopted by our stockholders, the provision requiring the affirmative vote of sixty six and two-thirds percent (66.6%) of all shares entitled to vote in order to amend Articles IV (Authorized Number of Shares), V (Bylaws), VI (Directors), VII (Shareholder Voting), VIII (Indemnification) and IX (Amendment) of our Certificate of Incorporation will be eliminated. Any future amendments would require the affirmative vote of a majority of all shares entitled to vote, as is required under the Delaware General Corporate Law.

Purpose of Amendment; Effect:   We believe that by eliminating the super-majority voting provision contained in our Certificate of Incorporation, the Board and members of our management team will have greater flexibility with respect to transactions contemplated by us in the future, if any. Additionally, it is more typical to find simple majority voting provisions in comparably sized public company charters. The amendment and restatement of this provision of our Certificate of Incorporation is sought by us pursuant to the terms of the transaction documents governing the $15.0 million senior debt financing and the $30.0 million subordinated debt financing completed by us in July 2005 to fund the acquisition of MediaDefender, Inc.

In the event that this proposal is not approved by our stockholders at the Meeting, we are obligated under the transaction documents to re-submit this proposal, with respect to the amendment and restatement of Articles IV and IX, for approval to our stockholders on a quarterly basis. Complete copies of the transaction documents can be found in a Current Report on Form 8-K filed by us with the Securities and Exchange Commission on August 3, 2005. An electronic copy of the Form 8-K is available free of charge on the Securities and Exchange Commission website located on the Internet at www.sec.gov.

PROPOSAL NO. 2
ELECTION OF DIRECTORS

The persons named below will be nominated for election as directors at the Meeting to serve until the end of their respective term indicated in the table below and until their successors are elected and have been duly qualified. As referenced above under “Proposal No. 1-Approval and Adoption of the Amendment and Restatement of our Certificate of Incorporation,” we are re-classifying our Board.

Votes of the proxyholders will be cast in such a manner as to effect the election of all seven nominees, as appropriate. If a quorum is present at the Meeting, the seven nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees named below will be unable to serve if elected.

The following table sets forth, as of April 1, 2006, the names of, and certain information concerning, the director-nominees:

Name	Age	Position	Director Since	End of Term
Class I Director—Nominees:
Frederick W. Field	53	Chairman of the Board of Directors	2001	2007
Fred Davis	46	Director	2005	2007
Teymour Boutros-Ghali	50	Director	2005	2007
Class II Director—Nominees:
Eric Pulier	40	Director	2004	2008
Dimitri Villard	62	Director	2005	2008
Class III Director—Nominees:
Jonathan V. Diamond	47	President, Chief Executive Officer and Director	2003	2009
James N. Lane	53	Director	2005	2009

None of the director-nominees were selected pursuant to any arrangement or understanding other than with our directors and executive officers acting within their capacities as such.

Frederick W. Field.   Mr. Field has served as our Chairman of the Board since June 2001 and served as our Chief Executive Officer from June 2001 until September 2003. Mr. Field also currently serves as Chief Executive Officer of ARTISTdirect Records, LLC and as Chairman of the Board and Chief Executive Officer of Radar Pictures, Inc., a film production company. From 1990 to 2001, Mr. Field served as Co-Chairman of Interscope Records, a music production company. From 1979 to 1997, Mr. Field served as Chairman of the Board and Chief Executive Officer of Interscope Communications, Inc.

Fred Davis.   Mr. Davis has served as a director since November 2005. Mr. Davis currently serves as a partner at the music law firm of Davis, Shapiro, Lewit, Montone & Hayes (formerly Davis & Shapiro), which he co-founded in 1997. Prior to 1997, Mr. Davis served as an Executive Vice President at EMI Records. Mr. Davis received a bachelors degree from Tufts University and a J.D. degree from Fordham School of Law.

Teymour Boutros-Ghali.   Mr. Boutros-Ghali has served as director since January 2005. From January 2002 to the present, Mr. Boutros-Ghali has served as Managing Partner of Monitor Ventures, an early-stage venture capital firm. From January 2000 to January 2002, he served as an angel investor and member of the Board Directors of several media and technology companies, including Digital Evolution,

AllBusiness, Switchouse and IGR. Mr. Boutros-Ghali received his SM and PhD from the Massachusetts Institute of Technology and his BA from Cambridge University.

Eric Pulier.   Mr. Pulier has served as a director since November 2004. Currently, Mr. Pulier serves as the Founder and Executive Chairman of SOA Software, Inc., a position which he has held since 2001. Mr. Pulier also served as a Director and/or founder of multiple technology companies in the United States, including US Interactive, Inc., Gluecode, Inc., Media Platform On-Demand, and the Center for Telecommunications Management. Mr. Pulier has been a pioneer in the software and digital interactive industries for over 15 years. He has been instrumental in establishing ground-breaking companies in several sectors including corporate communications, professional services, security and enterprise software. Mr. Pulier is a Magna Cum Laude graduate of Harvard University.

Dimitri Villard.   Mr. Villard has served as a director since January 2005. Mr. Villard has also served as President and a director of Pivotal BioSciences, Inc., a biotechonology company, since September 1998. In addition, since January 1982 to present, he has served as President and director of Byzantine Productions, Inc. Previously, Mr. Villard was a director at the investment banking firm of SG Cowen and affiliated entities, a position he held from January 1997 to July 1999. Mr. Villard currently serves as Chairman of the Board of Dax Solutions, Inc., (“Dax”) an entertainment industry digital asset management venture. He has served as a director of Dax since May 2004. He is also a member of the Executive Committee of the Los Angeles chapter of the Tech Coast Angels, a private venture capital group. Mr. Villard received a B.A. Degree in Government from Harvard University in 1964 and also received a Master of Science degree from China International Medical University.

Jonathan V. Diamond.   Mr. Diamond has served as our Chief Executive Officer and director since September 2003. From January 2003 to the present, he has also served as the Chairman, Chief Executive Officer and a director of YouthStream Media Networks, Inc., a publicly-traded company (YSTM. PK). He was the co-founder of N2K, Inc. and served as its Vice Chairman and Chief Executive Officer through its 1999 merger with CDnow, Inc., an e-commerce company. He continued to serve as Chairman of the combined company until its sale to Bertelsmann Music Group in August 2000. Mr. Diamond was a co-founder of GRP Records, an independent music label acquired by MCA in 1990. Mr. Diamond received a M.B.A. from the Columbia University Graduate School of Business and a B.A. in Economics and Music from the University of Michigan Honors College.

James N. Lane.   Mr. Lane has served as a director since May 2005. Mr. Lane has also served as Chairman and Chief Executive Officer of Devonwood Capital Partners, a private equity firm since 2002. From 1997-2002, Mr. Lane was Chairman and Chief Executive Officer of SG Capital Partners, a private equity firm affiliated with Societe General and SG Cowen Securities, managing over $800 million of capital. Prior to establishing SG Capital Partners, Mr. Lane’s career spanned approximately 20 years at Goldman Sachs, & Co. He was a former General Partner and founding member and Co-Head of Goldman Sachs’ Principal Investment Area, which invested and managed several billion dollars of the firm’s and clients’ money in private equity investments. Mr. Lane’s responsibilities included managing the Leveraged Finance group in New York and the European Corporate Finance and Merchant Banking businesses in London. Mr. Lane received a B.A. degree, Cum Laude, from Wheaton College and a M.B.A., with highest honors, from Columbia University.

The Board recommends that the stockholders vote
“FOR” each of the director-nominees listed above.

Executive Officers

The following table sets forth, as of April 1, 2006, the names of, and certain information concerning, our executive officers that do not also serve as a director:

Name	Age	Position
Robert N. Weingarten	54	Chief Financial Officer and Secretary of ARTISTdirect
Randy Saaf	29	Chief Executive Officer of MediaDefender, Inc.
Octavio Herrera	29	President of MediaDefender, Inc.
Nicholas Turner	46	Vice President, Business Development of ARTISTdirect

Robert N. Weingarten.   Mr. Weingarten has served as our Chief Financial Officer and Secretary since January 2004. From July 1992 to present, Mr. Weingarten has been the sole shareholder of Resource One Group, Inc., a financial consulting and advisory company. From February 2003 to present, he has served as the Chief Financial Officer of YouthStream Media Networks, Inc., a publicly traded company (YSTM. PK). Since 1979, Mr. Weingarten has served as a consultant to numerous public companies in various stages of development, operation or reorganization. Mr. Weingarten received an M.B.A. Degree in Finance from the University of Southern California in 1975 and a B.A. Degree in Accounting from the University of Washington in 1974. Mr. Weingarten currently serves as a director of Resource Ventures, Inc., which is a non-trading public company.

Randy Saaf.   Mr. Saaf currently serves as Chief Executive Officer of our wholly-owned subsidiary MediaDefender, Inc., which was acquired on July 28, 2005. Mr. Saaf previously served as both President and Chief Executive Officer of MediaDefender, Inc. since he co-founded the company in July 2000. Mr. Saaf received his Bachelor of Science degree in Engineering from Harvey Mudd College in 1998.

Octavio Herrera.   Mr. Herrera currently serves as President of our wholly-owned subsidiary MediaDefender, Inc., which was acquired on July 28, 2005. Mr. Herrera previously served as VP, Business Development and Chief Financial Officer of MediaDefender, Inc. since he co-founded the company in July 2000. Mr. Herrera received his Bachelor of Science degree in Physics from Occidental College in 1998.

Nicholas Turner.   Mr. Turner has served as our Vice President, Business Development since January 2006. Mr. Turner previously served as Executive Vice President, Business Development from January 2005 to December 2005. Mr. Turner has over 20 years experience as a senior level executive and entrepreneur in the entertainment and new media industries. Mr. Turner has been a professional recording musician, artist manager, record producer, new media pioneer and record label marketing executive, as well as charity event creator and fundraiser. Mr. Turner has extensive expertise in guiding companies through the transition from the analog to digital world. During the last 10 years, Mr. Turner has held senior executive positions with various companies, including N2K, Inc. and CDnow, Inc., with responsibility for marketing and revenue generation activities.

Family Relationships

There are no family relationships among the directors and executive officers.

The Board of Directors and Committees

The Board is responsible for the supervision of the overall affairs of the Company. The Board met eight times during the fiscal year ended December 31, 2005. During fiscal 2005, each director attended at least 75 percent of all Board meetings and meetings of any committee on which he served.

Audit Committee

The Board re-established an Audit Committee in November 2005. The Audit Committee’s responsibilities include, but are not limited to:

•       appointing, evaluating and retaining the independent registered public accounting firm,

•       reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and disclosures,

•       discussing our systems of internal control over financial reporting, and

•       meeting independently with the independent registered public accounting firm and management.

The Audit Committee currently consists of James N. Lane and Dimitri Villard, both of whom are “independent” under the listing standards of the American Stock Exchange. As the Company’s stock is traded on the OTC Bulletin Board, the Company has chosen to use the definition of “independent” under the listing standards of the American Stock Exchange. Mr. Lane qualifies as a “financial expert” under Item 401 of Regulation S-B of the Securities and Exchange Act of 1934, as amended. The Board has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix B to this Proxy Statement. The Audit Committee did not hold any meetings in fiscal 2005 because it was re-established in November 2005.

Compensation Committee

The Board established a Compensation Committee in November 2005. The Compensation Committee administers the Company’s compensation and benefit plans, in particular, the incentive compensation and equity-based plans, and approves salaries, bonuses, and other compensation arrangements and policies for the Company’s officers, including the Chief Executive Officer. The Board has adopted a written charter for the Compensation Committee, a copy of which is attached as Appendix C to this Proxy Statement. The Compensation Committee currently consists of Fred Davis and Dimitri Villard, both of whom are “independent” under the listing standards of the American Stock Exchange. The Compensation Committee did not hold any meetings in fiscal 2005 because it was established in November 2005.

Compensation Committee Interlocks

During fiscal 2005, none of our executive officers and no member of the Board served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board.

Nominating Committee

The Board does not have a separate Nominating Committee and instead nominations come to and are evaluated by the entire Board. As the Company’s stock is traded on the Over-the-Counter Bulletin Board, we are not required to have a separate Nominating Committee. The Board has determined that this is appropriate and each of the directors takes part in the nomination process.

Director Compensation

Fiscal 2005

Messrs. Villard and Lane received $50,000 in cash compensation for services rendered as “independent” members of the Board in fiscal 2005.

Messrs. Field, Diamond, Pulier, Boutros-Ghali and Davis received no compensation for services rendered as members of the Board in fiscal 2005.

Fiscal 2006

Directors who are not our employees will receive the following compensation in fiscal 2006:

•       Cash: a cash retainer of $15,000, payable in equal installments of $7,500 in the third and fourth quarter of fiscal 2006; and

•       Equity: a grant of stock options having a value (based upon appropriate Black-Scholes option valuation methodology) equal to $35,000. The strike price for the options will be set on the date of grant and the option will vest entirely on December 31, 2006.

In addition, each director that serves on a Committee of the Board will receive the following compensation in fiscal 2006:

•       Cash: for each committee served, an additional cash retainer of $10,000, payable in equal installments of $5,000 in the third and fourth quarter of fiscal 2006; and

•       Equity: grant of stock options having a value equal to $15,000, and having the same terms and conditions as options granted to all non-employee Board members generally.

Any new directors joining the Board in fiscal 2006 will receive a one-time grant of stock options having a value equal to $25,000, a three-year vesting term and otherwise having the same terms and conditions as options granted to all non-employee Board members generally. Mr. Davis will be considered a new director for purposes of the foregoing.

Mr. Diamond, our President and Chief Executive Officer, will not be entitled to any additional compensation for services rendered as a member of the Board in fiscal 2006.

All directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee of the Board.

Consideration of Director-Nominees

Stockholder Nominees.   The Board will consider nominees to the Board proposed by stockholders, although the Board has no formal policy with regard to stockholder nominees as it considers all nominees on their merits as discussed below. Any stockholder nominations proposed for consideration should include the nominee’s name and qualifications for Board membership and should be addressed to the attention of Secretary, ARTISTdirect, Inc., 1601 Cloverfield Boulevard, Suite 400 South, Santa Monica, California 90404-4082.

Stockholders who wish to submit a director-nominee for consideration at the next annual meeting of stockholders, but who do not wish to submit the nominee for inclusion in our proxy statement, must, in accordance with our bylaws, deliver the information no earlier than the close of business on [January 10, 2007] the 120th day prior to the first anniversary of the mailing of this Proxy Statement. In the event that the date of the annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting of stockholders, then notice must be delivered not earlier than the 90th day prior to such annual meeting and no later than the close of business on the later of the 60th day prior to such annual meeting of stockholders or the tenth day following the day on which public announcement of the date of such meeting is first made. With respect to each person whom the stockholder proposes to nominate for election or reelection as a director, the proposing stockholder must provide the following:

(a)    all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(b)   the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

(c)    a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice;

(d)   a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and

(e)    such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board.

The proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is made must also provide (a) the name and address of such stockholder, as it appears on the Company’s books, and of such beneficial owner and (b) the number of shares of each class of stock of the Company that are owned beneficially and of record by such stockholder and such beneficial owner.

Selection and Evaluation of Director Candidates.   The Board is responsible for identifying candidates for membership on the Board and makes determinations as to whether to recommend such candidates nomination to the Board based on such nominee’s character, judgment, and business and financial experience, as well as their ability to add to the Board’s existing strengths. This assessment typically includes issues of expertise in industries important to us, functional expertise in areas such as marketing, human resources, operations, finance, and information technology and an assessment of an individual’s abilities to work constructively with the existing Board and management, all in the context of an assessment of the perceived needs of the Board at that point in time. The Board does not have any written specific minimum qualifications or skills that a candidate must meet in order to serve on the Board. The Board identifies nominees by first evaluating the current members of the Board qualified and willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not to wish to continue in service or if the majority of the Board decides not to re-nominate a member for re-election, the Board identifies the desired skills and experience of a new nominee in light of the following criteria. When identifying and evaluating new directors, the Board considers the diversity and mix of the existing Board, including, but not limited to, such factors as: employment experience, public interest considerations and the implementation of our strategic plan. Among other things, when examining a specific candidate’s qualifications, the Board considers: the ability to represent our best interests, existing relationships with us, interest in the affairs and our purpose, the ability to fulfill director responsibilities, leadership skill, integrity, business and financial judgment, ability to develop business for us and the ability to work as a member of a team.

In fiscal 2005, directors Teymour Boutros-Ghali, Dimitri Villard, James N. Lane and Fred Davis were recommended as director-nominees by our Chief Executive Officer.

Communications with the Board and Annual Meeting Attendance

Individuals who wish to communicate with the Board may do so by sending correspondence to the Board at 1601 Cloverfield Boulevard, Suite 400 South, Santa Monica, California 90404-4082. Any communications intended for non-management directors should be sent to the above address to the attention of the non-management directors in care of Investor Relations.

We do not have a policy regarding Board member attendance at the Meetings, although we encourage our Board members to attend. We did not hold an annual meeting of stockholders in 2005.

Code of Ethics

We have adopted a Code of Ethics that is applicable to our directors and our employees, including our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. The Code of Ethics was included as an exhibit to our Form 10-K filed with the Securities and Exchange Commission on May 17, 2004. A copy is available free of charge on the Securities and Exchange Commission’s website located on the Internet at www.sec.gov. Amendments to and waivers from the Code of Ethics will also be disclosed in future filings with the Securities and Exchange Commission.

STOCKHOLDINGS OF CERTAIN
BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as April 1, 2006, the number and percentage of shares of Common Stock beneficially owned, directly or indirectly, by each of our directors, director-nominees, the Named Executive Officers (as defined below), beneficial owners known by the Company of more than five percent of the outstanding shares of our Common Stock and by our directors and executive officers as a group. Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended, and do not necessarily indicate ownership for any other purpose, and generally includes voting or investment power with respect to the shares and shares which such person has the right to acquire within 60 days of April 1, 2006.

		Amount and Nature
	Title of Class	of Beneficial		Percent
Beneficial Owner(1)	of Stock	Ownership(2)		of Class**
5% Stockholders:
JMB Capital Partners, L.P. 1999 Avenue of the Stars, Suite 2040 Los Angeles, California 90067	Common	2,166,667	(3)	23.8
WNTO7 Holdings, LLC c/o Wayne, Gaynor, Umanoff & Pollack, LLP 6100 Center Drive, Suite 950 Los Angeles, California 90045	Common	1,224,017	(4)	17.4
CCM Master Qualified Fund, Ltd. One North Wacker Drive, Suite 4725 Chicago, Illinois 60606	Common	725,268	(5)	9.5 (6)
Rick Rubin c/o Alan S. Halfon & Company 9595 Wilshire Boulevard, Suite 505 Beverly Hills, California 90212	Common	362,022		5.2
Current Executive Officers and Directors:
Frederick W. Field	Common	302,370	(7)	4.1
Jonathan V. Diamond	Common	259,659	(7)	3.6
Robert N. Weingarten	Common	86,666	(7)	1.2
Teymour Boutros-Ghali	Common	183,603	(8)	2.6
Eric Pulier	Common	1,040,414	(9)	14.8
Dimitri Villard	Common	85,000	(7)	1.2
James N. Lane	Common	85,000	(7)	1.2
Fred Davis	Common	0		*
Randy Saaf	Common	167,377	(10)	2.3
Octavio Herrera	Common	167,377	(10)	2.3
Nicholas Turner	Common	92,000	(8)	1.3
All current directors and executive officers as a group (11 Persons)	Common	2,469,466	(11)	29.8

*                    Indicates less than 1.0%

**             Based on 6,921,457 shares of Common Stock outstanding as of April 1, 2006.

(1)          Unless otherwise indicated, the address for each of the individuals listed in the table is c/o ARTISTdirect, Inc., 1601 Cloverfield Boulevard, Suite 400 South, Santa Monica, California, 90404-4082.

(2)          Unless otherwise indicated by footnote, the persons named in the table have sole voting and sole investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws.

(3)          Consists solely of a warrant to purchase 2,166,667 shares of Common Stock that may be exercised within 60 days of April 1, 2006.

(4)          Includes 114,985 shares of Common Stock that may be exercised within 60 days of April 1, 2006 pursuant to a warrant. Members of WNT07 Holdings, LLC include Teymour Boutros-Ghali and FDT Trust-2005. Teymour Boutros-Ghali and Eric Pulier, both members of our Board are the managing members and have voting power with respect to the shares.

(5)          Consists solely of warrants to purchase shares of Common Stock that may be exercised within 60 days of April 1, 2006.

(6)          CCM Master Qualified Fund, Ltd. was also issued a $13,000,000 principal amount convertible subordinated note and a warrant to purchase 691,935 shares of common stock in the subordinated debt financing completed by us in July 2005. Both contain a limitation on exercise provision that prevents CCM Master Qualified Fund, Ltd. from holding more than 9.99% of our outstanding Common Stock.

(7)          Consists solely of stock options to purchase shares of Common Stock that are exercisable within 60 days of April 1, 2006.

(8)          Refer to footnote (4) above. Mr. Boutros-Ghali holds a 15% economic interest in WNT07 Holdings, LLC.

(9)          Refer to footnote (4) above. FDT Trust-2005 holds a 85% economic interest in WNT07 Holdings, LLC. The trustee of FDT Trust-2005 is Greg Pulier, the brother of Eric Pulier. The beneficiaries of the trust consist of the living descendants of Myron Pulier, the father of Eric Pulier, as determined by Greg Pulier.

(10)   Consists of a warrant to purchase 119,758 shares of Common Stock and options to purchase 47,619 shares of Common Stock that may be exercised within 60 days of April 1, 2006.

(11)   Refer to footnotes (4) and (7)-(10) above.

July 2005 Merger and Change-of-Control

We consummated the acquisition of MediaDefender, Inc., a privately-held Delaware corporation, in July 2005. The aggregate consideration for the acquisition was $42.5 million in cash, subject to a holdback of $4.25 million which was placed into an escrow account to cover certain indemnification claims for a limited period of time ($2.0 million of which has been released to the stockholders of MediaDefender, Inc., since the closing of the acquisition). Please refer to our Annual Report on Form 10-KSB included with this Proxy Statement for further information regarding MediaDefender, Inc. and the acquisition.

A change-in-control has not occurred since the beginning of our last fiscal year end. A change-in-control may occur as a result of the conversion or exercise of all of the equity-based securities issued in the $15.0 million senior debt financing and the $30.0 subordinated debt financing completed by us in July 2005 to fund the acquisition of MediaDefender, Inc. Assuming maximum conversion or exercise of the equity-based securities issued in these financing transactions occur, the senior financing investors will own approximately 9 percent of our Common Stock, on a fully diluted basis, and the subordinated financing investors will own approximately 55 percent of our Common Stock, on a fully diluted basis.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain executive officers and persons who own more than ten percent of a registered class of ARTISTdirect’s equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Reporting Persons are required by Securities and Exchange Commission regulation to furnish our with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from the Reporting Persons, the following Section 16(a) forms were not timely filed during fiscal 2005:

Name	Date of Earliest Transaction	Date of Signature	Form
Teymour Boutros-Ghali	7/28/05	11/07/05	4
Jonathan V. Diamond	7/28/05	11/10/05	4
James N. Lane	09/09/05	09/19/05	4
Dimitri Villard	09/09/05	09/19/05	4
WNT07 Holdings, LLC	07/28/05	08/26/05	3
Eric Pulier	07/27/05	08/03/05	4
James N. Lane	07/27/05	08/03/05	4
James N. Lane	05/12/05	06/01/05	3
Nicholas Turner	01/01/05	05/18/05	3

Executive Compensation

The following table sets forth information concerning the compensation earned by our Chief Executive Officer and the four most highly compensated executive officers who served during fiscal 2005, and whose annual salary and bonus during fiscal 2005 exceeded $100,000 (collectively, the “Named Executive Officers”).

Summary Compensation Table

		Annual Compensation					Long-Term Compensation Awards
Name and Principal Positions	Year	Salary ($)		Bonus ($)		Other Annual Compensation ($) (2)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs(#)	LTIP Payouts ($)	All Other Compensation ($)
Jonathan V. Diamond	2005	267,250		75,000	(1)	8,550		2,753,098
Chief Executive Officer	2004	185,000				7,800
	2003	46,250		4,315		1,950		259,659
Robert N. Weingarten	2005	147,250		50,000	(1)	4,000		550,000
Chief Financial	2004	120,000						120,000
Officer	2003
Nicholas Turner	2005	137,500		40,000	(1)			92,000
VP, Business Development	2004	47,000	(3)
Randy Saaf Chief Executive Officer, MediaDefender	2005	147,880	(4)			1,000		200,000
Octavio Herrera	2005	147,880	(4)			1,926		200,000
President, MediaDefender

(1)    Represents discretionary cash bonuses awarded to our Chief Executive Officer and Chief Financial Officer. We awarded such bonuses as consideration for management successfully completing our corporate restructuring during the three months ended March 31, 2005. Such bonuses were paid in fiscal 2005. We also awarded a discretionary cash bonus to our VP, Business

Development of $40,000, which was reviewed and approved by the Compensation Committee of our Board of Directors, and was accrued at December 31, 2005.

(2)    Consists of car allowance.

(3)    Served as a consultant in fiscal 2004.

(4)    Retained effective July 28, 2005.

Options Granted in the Last Fiscal Year

The following table sets forth information regarding options granted to the Named Executive Officers during fiscal 2005 by us, such options now representing options to purchase our Common Stock.

Stock Option Grants
For Fiscal Year Ended December 31, 2005

	Number of	Percent of
	Securities	Total Options
	Underlying	Granted to	Exercise
	Options	Employees in	Price per	Expiration
Name	Granted(1)	2004(2)	Share ($)	Date
Jonathan V. Diamond	2,753,098	72.5%	$1.55	08/05/10
Robert N. Weingarten	550,000	14.5%	$1.55	08/05/10
Nicholas Turner	92,000	2.4%	$0.79	01/01/12
Randy Saaf	200,000	5.3%	$3.00	07/28/12
Octavio Herrera	200,000	5.3%	$3.00	07/28/12

(1)   Each option represents the right to purchase one share of Common Stock.

(2)   During the year ended December 31, 2005, we granted options to management and employees to purchase an aggregate of 3,795,098 shares of Common Stock with exercise prices ranging from $0.79 - $3.00 per share.

The following table provides information, with respect to the named executive officers, concerning unexercised stock options held by them at December 31, 2005. None of the named executive officers exercised any stock options during 2005.

Fiscal 2005 Year-End Option Values

The following table sets forth option summary information concerning the number of shares of Common Stock underlying unexercised stock options and the value of the in-the-money options as of December 31, 2005 held by the Named Executive Officers. None of the Named Executive Officers exercised options during fiscal 2005.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
	Shares		Options at		Options at
	Acquired on		Fiscal Year End		Fiscal Year End ($)(1)
Name	Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Jonathan V. Diamond	—	—	259,659	2,753,098	636,165	4,817,922
Robert N. Weingarten	—	—	70,000	600,000	196,000	1,102,500
Nicholas Turner	—	—	92,000	—	230,920	—
Randy Saaf	—	—	23,810	176,190	7,143	52,857
Octavio Herrera	—	—	23,810	176,190	7,143	52,857

(1)   Based on December 30, 2005 closing stock price of $3.30 per share. December 30th was the last trading day in fiscal 2005.

Current Employment Contracts and Termination of Employment, Change-in-Control Agreements

On July 28, 2005, we entered into an Employment Agreement with Jonathan V. Diamond, our Chief Executive Officer. During the term of the Employment Agreement, which shall continue through December 31, 2008, Mr. Diamond will earn a base salary of no less than $350,000 per annum, plus certain specified perquisites that include a monthly car allowance. He is also eligible to receive a discretionary bonus of up to 100 percent of base salary, as determined by the Compensation Committee of the Board of Directors or, if none, the Board, and a performance bonus of up to 100 percent of base salary if we achieve specified earnings targets in fiscal 2007 and 2008. Mr. Diamond shall also be entitled to receive stock options at the discretion of the Board. In the event Mr. Diamond is terminated “without cause,” he shall be entitled to receive 12 months of severance pay at the rate of 100 percent of his monthly salary, any performance bonus due for the year in which termination occurs and all stock options subject to time vesting shall be deemed fully vested and exercisable.

On July 28, 2005, we entered into an Employment Agreement with Robert N. Weingarten, our Chief Financial Officer. During the term of the Employment Agreement, which shall continue through December 31, 2008, Mr. Weingarten will earn a base salary of no less than $195,000 per annum, plus certain specified perquisites that include a monthly car allowance. He is also eligible to receive a discretionary bonus of up to 100 percent of base salary, as determined by the Compensation Committee of the Board of Directors or, if none, the Board, and a performance bonus of up to 100 percent of base salary if we achieve specified earnings targets in fiscal 2007 and 2008. Mr. Weingarten shall also be entitled to receive stock options at the discretion of the Board. In the event Mr. Weingarten is terminated “without cause,” he shall be entitled to receive 12 months of severance pay at the rate of 100 percent of his monthly salary, any performance bonus due for the year in which termination occurs and all stock options subject to time vesting shall be deemed fully vested and exercisable.

We acknowledged the terms of Employment Agreements entered into on July 28, 2005 by MediaDefender, Inc. with each of Randy Saaf, the Chief Executive Officer of MediaDefender, Inc. and Octavio Herrera, the President of MediaDefender, Inc. Each of Messrs. Saaf and Herrera will earn a base salary of no less than $350,000 per annum during the initial term of the agreements, which shall continue until December 31, 2008. Both are also entitled to receive performance bonuses of up to $350,000 if MediaDefender, Inc. achieves specified earnings targets in fiscal 2007 and 2008. Each are entitled to receive 12 months of severance pay at the rate of 100 percent of his monthly salary and the pro-rata portion of the performance bonus referenced above if they are terminated “without cause.” Additionally, we granted stock options to purchase up to 200,000 shares of Common Stock to each of Messrs. Saaf and Herrera.

Effective January 1, 2005, we entered into a one-year agreement with Nicholas Turner to serve as our Executive Vice President with a base annual salary of $120,000 per year, plus certain perquisites benefits. In conjunction with the consulting agreement, the Company granted Mr. Turner a non-plan, non-qualified stock option to purchase 92,000 shares of Common Stock at an exercise price of $0.79 per share, which was the approximate fair market value of the Common Stock on the date of grant, vesting monthly over a period of two years. We are currently negotiating an extension to this agreement with Mr. Turner.

Option Plans

We currently maintain our 1999 Employee Stock Option Plan, our 1999 Artist Plan, our 1999 Artist and Artist Advisor Plan and our 2004 Consultant Plan (collectively, the “Current Option Plans”). At April 1, 2006, an aggregate of 810,624 stock options were outstanding under the Current Option Plans. The are an additional 4,257,127 stock options outstanding at April 1, 2006 that were issued by us outside of the Current Option Plans.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of April 1, 2006 regarding compensation plans (including individual compensation arrangements) under which our securities are authorized for issuance. Information is included for both equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	302,370	$7.50	142,110
Equity compensation plans not approved by stockholders	4,765,379	$3.20	1,942,731
Total	5,067,749	$3.46	2,084,841

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our former administrative offices were located in an office leased by Radar Pictures, Inc., a company owned by Frederick W. Field, our Chairman of the Board, pursuant to a month-to-month arrangement. For the year ended December 31, 2005, we paid $90,000 to Radar Pictures, Inc. as rent and facilities usage expense. The month-to-month arrangement was terminated in March 2006.

On February 28, 2005, we sold 100 percent of our ownership interest in ARTISTdirect Records, Inc. to Radar Records, a company owned Frederick W. Field, our Chairman of the Board, for $115,000.

On July 28, 2005, we issued 1,109,032 shares of our Common Stock and a warrant to purchase up to 114,985 shares of our Common Stock with an exercise price of $1.55 per share to WNT07 Holdings, LLC upon the closing of the acquisition with MediaDefender, Inc.. The managers of WNT07 Holdings, LLC are Eric Pulier and Teymour Boutros-Ghali, both members of our Board. The shares and warrants were issued as consideration for services provided by Mr. Pulier and Mr. Boutros-Ghali as our consultants in the acquisition.

On July 28, 2005, Randy Saaf and Octavio Herrera, formerly principals and stockholders of MediaDefender, Inc., and now both executive officers of our wholly-owned subsidiary MediaDefender, Inc., each elected to invest $2.25 million in the $30.0 million subordinated debt transaction completed by us in July 2005 on the same terms and conditions as the other subordinated debt investors.

During fiscal 2005, we completed the implementation of a new business initiative to create global awareness of the ARTISTdirect brand and increase traffic to our web-site. Through relationships previously developed by our senior management in the music and entertainment industry, we began to develop opportunities for major corporations to sponsor cause-based programs in various parts of the world in conjunction with music and entertainment celebrities. During fiscal 2005, we received a fee advance of $35,000 from an international non-profit organization with respect to the first such project. This fee advance was budgeted to fund initial planning and oversight and accordingly, one-half was paid to Jonathan V. Diamond, our Chief Executive Officer, and one-half was paid to Nicholas Turner, our Executive Vice President, as a co-producer’s fee.

PROPOSAL NO. 3
APPROVAL AND ADOPTION OF OUR 2006 EQUITY INCENTIVE PLAN

General

In April 2006, our Board approved, subject to stockholder approval, the adoption of the ARTISTdirect, Inc. 2006 Equity Incentive Plan, which we refer to as our 2006 Equity Incentive Plan, and its operation.

The Board recommends that you vote “FOR”
the approval and adoption of our 2006 Equity Incentive Plan.

The following is a summary of the principal features of our 2006 Equity Incentive Plan. The summary below is qualified in its entirety by the terms of the 2006 Equity Incentive Plan, a copy of which, as it is proposed to be approved and adopted, is attached to this Proxy Statement as Appendix D and is incorporated by reference herein.

Description of the Plan

Purpose of our 2006 Equity Incentive Plan.   The purpose of our 2006 Equity Incentive Plan is to attract and retain our key personnel and to encourage ownership in our company by key personnel whose long-term service is considered essential to our continued progress, thereby linking these employees directly to stockholder interests through increased stock ownership.

Eligible Participants.   Awards under our 2006 Equity Incentive Plan may be granted to any of our employees, directors or consultants or those of our affiliates. An incentive stock option may be granted under our 2006 Equity Incentive Plan only to a person who, at the time of the grant, is an employee of our company or a related corporation.

Number of Shares of Common Stock Available Under our 2006 Equity Incentive Plan.   If approved by the stockholders, a total of 1,500,000 new shares of our Common Stock will be reserved for issuance under our 2006 Equity Incentive Plan. No grants have made pursuant to our 2006 Equity Incentive Plan as of the date hereof.

If an award is cancelled, terminates, expires or lapses for any reason without having been fully exercised or vested, or is settled by less than the full number of shares of Common Stock represented by such award actually being issued, the unvested, cancelled or unissued shares of Common Stock generally will be returned to the available pool of shares reserved for issuance under our 2006 Equity Incentive Plan. Also, if we experience a stock dividend, reorganization or other change in our capital structure, the plan administrator has discretion to adjust the number of shares available for issuance under our 2006 Equity Incentive Plan and any outstanding awards as appropriate to reflect the stock dividend or other change. The share number, award type and price limitations included in our 2006 Equity Incentive Plan will also adjust appropriately upon such event.

Administration of the Plan.   Our 2006 Equity Incentive Plan will be administered by the Board or a committee of the Board, which we refer to as the Committee. Our Board has appointed our Compensation Committee as the Committee referred to in our 2006 Equity Incentive Plan. In the case of awards intended to qualify as “performance-based-compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, the Committee will consist of two or more “outside directors” within the meaning of Section 162(m) of the Code. The administrator has the authority to, among other things, select the individuals to whom awards will be granted and to determine the type of award to grant; determine the terms of the awards, including the exercise price, the number of shares subject to each award, the exercisability of the awards and the form of consideration payable upon exercise; to provide for a right dividends or dividend equivalents; and to interpret the 2006 Equity

Incentive Plan and adopt rules and procedures relating to administration of the 2006 Equity Incentive Plan. Except to the extent prohibited by any applicable law, the Committee may delegate to one or more individuals the day-to-day administration of our 2006 Equity Incentive Plan.

Award Types

Options.   A stock option is the right to purchase shares of our Common Stock at a fixed exercise price for a fixed period of time. An option under the 2006 Equity Incentive Plan may be an incentive stock option or a nonstatutory stock option. The exercise price of options granted under our 2006 Equity Incentive Plan must be at least equal to the fair market value of our Common Stock on the date of grant. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10 percent of our Common Stock may not be less than 110 percent of the fair market value of our Common Stock on the date of grant.

Unless the administrator determines to use another method, the fair market value of our Common Stock on the date of grant will be determined as the closing price  for our Common Stock on the date the option is granted (or if no sales are reported that day, the last preceding day on which a sale occurred), using a reporting source selected by the administrator. The administrator determines the acceptable form of consideration for exercising an option, including the method of payment, either through the terms of the option agreement or at the time of exercise of an option; provided that, consideration must have a value of not less than the par value of the shares to be issued and must be actually received before issuing any shares. The 2006 Equity Incentive Plan permits payment in the form of cash, check or wire transfer, other shares of our Common Stock, cashless exercises, any other form of consideration and method of payment permitted by applicable laws, or any combination thereof.

An option granted under our 2006 Equity Incentive Plan generally cannot be exercised until it becomes vested. The administrator establishes the vesting schedule of each option at the time of grant and the option will expire at the times established by the administrator. After termination of one of our employees, directors or consultants, he or she may exercise his or her option for the period of time stated in the option agreement, to the extent the option is vested on the date of termination. If termination is due to death or disability, the option generally will remain exercisable for 12 months following such termination. In all other cases, the option generally will remain exercisable for three months. However, an option may never be exercised later than the expiration of its term. The term of any stock option may not exceed ten years, except that with respect to any participant who owns 10 percent or more of the voting power of all classes of our outstanding capital stock, the term for any incentive stock options granted to such 10 percent holder must not exceed five years.

Stock Awards.   Stock awards are awards or issuances of shares of our Common Stock that vest in accordance with terms and conditions established by the administrator. Stock awards include stock units, which are bookkeeping entries representing an amount equivalent to the fair market value of a share of common stock, payable in cash, property or other shares of stock. The administrator may determine the number of shares to be granted and impose whatever conditions to vesting it determines to be appropriate, including, without limitation, performance criteria and level of achievement versus the criteria that the administrator determines. The criteria may be based on financial performance, personal performance evaluations and completion of service by the participant, or other factors determined by the administrator. Unless the administrator determines otherwise, shares that do not vest typically will be subject to forfeiture or to our right of repurchase, which we may exercise upon the voluntary or involuntary termination of the awardee’s service with us for any reason, including death or disability. In the case of stock awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the measures established by the administrator must be must be qualifying performance criteria. Qualifying performance criteria may include any of the following, individually or in combination:

•cash flow	• operating income or net operating income
•earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings)	• operating profit or net operating profit
•earnings per share	• operating margin
•growth in earnings or earnings per share	• return on operating revenue
•stock price	• market share
•return on equity or average stockholders’ equity	• contract awards or backlog
•total stockholder return	• overhead or other expense reduction
•return on capital	• growth in stockholder value relative to the moving average of the S&P 500 Index or other peer group index
•return on assets or net assets	• credit rating
•return on investment	• strategic plan development and implementation
•revenue	• improvements in workforce diversity
•income or net income	• EBITDA

Qualifying performance criteria may be applied either to our company as a whole or to a business unit, affiliate or business segment, individually or in any combination. Qualifying performance criteria may be measured either annually or cumulatively over a period of years, and may be measured on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the administrator in writing in the award.

Stock Appreciation Rights.   A stock appreciation right is the right to receive the appreciation in the fair market value of our Common Stock in an amount equal to the difference between (a) the exercise price and (b) the fair market value of a share of our Common Stock on the date of exercise. This amount will be paid, as determined by the administrator, in shares of our Common Stock with equivalent value, cash, or a combination of both. The exercise price must be at least equal to the fair market value of our Common Stock on the date of grant. Subject to these limitations, the administrator determines the exercise price, term, vesting schedule and other terms and conditions of stock appreciation rights; however, stock appreciation rights terminate under the same rules that apply to stock options.

Cash Awards.   Cash awards are awards that confer upon the participant the opportunity to earn future cash payments tied to the level of achievement with respect to one or more performance criteria established by the administrator for a performance period. The administrator will establish the performance criteria and level of achievement versus these criteria, which will determine the target and the minimum and maximum amount payable under a cash award. The criteria may be based on financial performance and/or personal performance evaluations. In the case of cash awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the measures established by the administrator must be specified in writing

Transferability of Awards.   Unless the administrator determines otherwise, our 2006 Equity Incentive Plan does not allow for the transfer of awards other than by beneficiary designation, will or by the laws of descent or distribution and only the participant may exercise an award during his or her lifetime.

Preemptive Rights.   The 2006 Equity Incentive Plan provides that no shares will be issued thereunder in violation of any preemptive rights held by any of our stockholders.

Adjustments upon Merger or Change in Control.   Our 2006 Equity Incentive Plan provides that in the event of a merger with or into another corporation or our “change in control,” including the sale of all or substantially all of our assets, and certain other events, our board or the Committee may, in its discretion, provide for the assumption or substitution of, or adjustment to, each outstanding award, accelerate the vesting of options and stock appreciation rights, and terminate any restrictions on stock awards or cash awards or provide for the cancellation of awards in exchange for a cash payment to the participant; or provide for the cancellation of awards that have not been exercised or redeemed as of the relevant event.

Certain Federal Income Tax Information

The following is a general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under our 2006 Equity Incentive Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

Incentive Stock Options.   For federal income tax purposes, an optionee does not recognize taxable income when an incentive stock option is granted or upon its exercise. When an incentive stock option is exercised, however, the difference between the option exercise price and the fair market value of the shares on the exercise date is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax, which is paid if such tax exceeds the optionee’s regular tax for the year.

An optionee who disposes of shares acquired by exercise of an incentive stock option more than two years after the option is granted and one year after its exercise recognizes a long-term capital gain or loss equal to the difference between the sale price and the exercise price. If the holding periods are not met and the sale price exceeds the exercise price, the optionee generally will recognize ordinary income as of the exercise date equal to the difference between the exercise price and the lower of the sale price of the shares or their fair market value on the exercise date. Any gain or loss recognized on such premature sale of the shares in excess of the amount of ordinary income is characterized as capital gain or loss. If the holding periods are not met and the sale price is less than the exercise price, the option will recognize a capital loss equal to the difference between the exercise price and the sale price.

Nonstatutory Stock Options.   A participant who receives a nonstatutory stock option with an exercise price equal to or greater than the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the company is subject to tax withholding by us.

Stock Awards.   A participant who receives a stock award that is not subject to a “substantial risk of forfeiture” will recognize ordinary income at the time of grant equal to the difference between the fair market value of the stock on the date of grant less the amount paid for the stock, if any. A restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited if the participant ceases to provide services to us. A participant who receives a stock award that is subject to a “substantial risk of forfeiture” will not recognize ordinary income at the time of grant, but will recognize ordinary income on the date or dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture less the amount paid for the stock, if any.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by us. If the stock award consists of stock units, no taxable income is reportable when stock units are granted to a participant or upon vesting. Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

Stock Appreciation Rights.   No taxable income is reportable when a stock appreciation right with an exercise price equal to or greater than the fair market value of the stock on the date of grant  which is exercisable only for stock is granted to a participant or upon vesting. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares or cash received. If the participant receives shares upon exercise, any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Cash Awards.   Upon receipt of cash, the recipient will have taxable ordinary income, in the year of receipt, equal to the cash received. Any cash received by an employee or former employee will be subject to tax withholding by us.

Tax Effect for ARTISTdirect.   Unless limited by Section 162(m) or Section 280G of the Code, we generally will be entitled to a tax deduction in connection with an award under our 2006 Equity Incentive Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a nonstatutory stock option).

Section 162(m) Limits.   Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to each of our five most highly paid executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. Our 2006 Equity Incentive Plan is qualified such that awards under the Plan may constitute performance-based compensation not subject to Section 162(m) of the Code. One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. The maximum amount payable pursuant to that portion of a cash award granted under our 2006 Equity Incentive Plan for any fiscal year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code may not exceed $1,000,000.

Section 409A.   Section 409A of the Code makes compensation that is deferred under a nonqualified deferred compensation arrangement taxable generally on the date of grant (or when vested, if later) and subject to additional taxes and interest, unless certain requirements are met. These requirements may apply to some types of awards available under the 2006 Equity Incentive Plan. In addition, certain actions may subject an award to which these requirements do not otherwise apply to Code Section 409A. The 2006 Equity Incentive Plan provides that it and awards granted thereunder are intended to comply with the requirements of Section 409A of the Code, and are to be interpreted in a manner consistent with that intention.

Section 280G Limits.   Section 280G of the Code limits the amount of certain compensation payable upon a change in control of the Company, so-called “parachute payments.” If stock options or other awards vest upon a change in control, or if other payments contingent upon such a change in control are made, the vesting or payment may in whole or in part result in a nondeductible parachute payment. In addition, the recipient of the parachute payment would be subject to a 20 percent excise tax that we would be required to withhold in addition to federal income tax. The 2006 Equity Incentive Plan provides discretion to the Board to provide for the vesting of awards upon a change in control.

New Plan Benefits

We have no current plans, proposals or arrangements to grant any awards under our 2006 Equity Incentive Plan.

Amendment and Termination

The administrator may amend our 2006 Equity Incentive Plan at any time or from time to time or may terminate it, but any such amendment shall be subject to the approval of the stockholders in the manner and to the extent required by applicable law, rules or regulations. However, no action by the administrator or the stockholders may alter or impair any option or other type of award under our 2006 Equity Incentive Plan, unless mutually agreed otherwise between the holder of the award and the administrator. Our 2006 Equity Incentive Plan will continue in effect for a term of ten years from the later of the date our 2006 Equity Incentive Plan or any amendment to add shares to our 2006 Equity Incentive Plan is approved by stockholders, unless terminated earlier in accordance with the provisions of our 2006 Equity Incentive Plan.

The Board recommends that you vote “FOR”
the approval and adoption of our 2006 Equity Incentive Plan.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective February 6, 2004, we dismissed KPMG LLP (“KPMG”) as our independent registered public accounting firm. The dismissal was recommended by our Audit Committee and approved by our Board.

KPMG’s reports on our financial statements for the years ended December 31, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report, dated February 14, 2003, for the years ended December 31, 2002 and 2001 contained an explanatory paragraph stating that “the Company has incurred substantial operating losses and negative cash flows from operations to date and has funding commitments related to its record label joint venture. The Company needs additional capital to fund its operations and the operations of the record label joint venture. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the years ended December 31, 2001 and 2002, and the period from January 1, 2003 through February 6, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on our financial statements. In addition, none of the events described in Item 304(a)(1)(iv) of Regulation S-K occurred during such periods.

Effective February 17, 2004, we retained Gumbiner Savett Inc. (“Gumbiner”) as our independent registered public accounting firm. The retention of Gumbiner was recommended by our Audit Committee and approved by our Board.

During the years ended December 31, 2002 and 2003, and the subsequent interim period from January 1, 2004 through February 16, 2004, we did not, nor did anyone on our behalf, consult with Gumbiner regarding either:  (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided that Gumbiner concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined at Item 304(a)(1)(iv) or a reportable event as defined at Item 304(a)(1)(v) of Regulation S-K.

AUDIT FEES

Aggregate fees billed by our independent registered public accounting firm for the years ended December 31, 2005 and 2004, respectfully, are as follows:

	2005		2004
Audit Fees	$149,585		$161,190	(2)
Audit-Related Fees	$85,250	(1)	$54,780	(3)
Tax Fees	$48,930		$55,840	(4)
All Other Fees	$172,350		$0	(5)

(1)   $25,050 billed by KPMG.

(2)   $16,000 billed by KPMG.

(3)   $1,800 billed by KPMG.

(4)   Billed by Gumbiner.

(5)   Billed by Gumbiner.

Audit Fees; Audit-Related Fees

Audit and audit-related fees consist of fees for the audit of our financial statements, the review of our interim financial statements and other audit services, including the review of and, as applicable, consent to documents filed by us with the Securities and Exchange Commission.

Tax Fees

Tax fees consist of fees for tax compliance, including the preparation of tax returns, tax advice, and tax planning services. Tax advice and tax planning services relate to advice regarding mergers and acquisitions and assistance with tax audits and appeals.

All Other Fees

All other fees consist of fees for due diligence and the audit of financial statements for MediaDefender, Inc.

Policy on Accounting Matters; Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The primary purpose of the Audit Committee is to assist the Board in monitoring (i) the integrity of our financial statements and disclosures, including oversight of the accounting and financial reporting processes and the audits of our financial statements (ii) the compliance by us with our legal, ethical and regulatory requirements and (iii) the independence and performance of our independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services, other than de minimis non-audit services, provided by the independent registered public accounting firm. These services may include, among others, audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the full Board regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

The Audit Committee has considered the provision of non-audit services provided by our independent registered public accounting firm to be compatible with maintaining their independence. The Audit Committee will continue to approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services and related services, tax services, and other services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2006

The Audit Committee has not yet selected an independent registered public accounting firm for the fiscal year ending December 31, 2006. Gumbiner has served as our independent registered public accounting firm since fiscal 2004; however, they have informed our management that they may phase out of public company audit work. Consequently, our management is in the process of interviewing firms for evaluation and approval by the Audit Committee in the event that Gumbiner does cease auditing the financial statements of public companies. Stockholder ratification of the selection of an independent registered public accounting firm is not required by our bylaws or otherwise.

A representative of Gumbiner will be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Set forth below is the report of our Audit Committee. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such information by reference in such filing.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is responsible for providing independent, objective oversight of our accounting functions and internal controls and to assist the Board in fulfilling its responsibility to oversee management’s financial reporting process. The Audit Committee is currently comprised of two directors, Messrs. Lane and Villard, each of whom is “independent” as defined by the American Stock Exchange listing standards. The Audit Committee operates under a written Audit Committee Charter approved by the Board. A copy of the Audit Committee Charter is attached as Appendix B to this Proxy Statement.

Management is responsible for our financial statements, internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of ARTISTdirect’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2005 financial statements. The Audit Committee met privately with the independent registered public accounting firm and discussed any issues deemed significant by the accounting firm. The Audit Committee also discusses with the independent registered public accounting firm the matters required by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as may be modified or supplemented. The Audit Committee also received written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) which requires the written disclosure of all relationships between us and our independent registered public accounting firm that, in the independent registered public accounting firm’s professional judgment, may reasonably be thought to bear on independence and confirmation that, in its professional judgment, it is independent of the company that it is auditing.

Based on the Audit Committee’s discussions with management, review of the independent registered public accounting firm’s letter and discussions with the independent registered public accounting firm, the Audit Committee has recommended that the Board include the audited financial statements in ARTISTdirect’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

The Audit Committee has reviewed the non-audit fees described below and has concluded that the amount and nature of those fees is compatible with maintaining the independent registered public accounting firm’s independence.

Respectfully Submitted,
Audit Committee Members
James N. Lane
Dimitri Villard

Set forth below is the report of our Compensation Committee. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such information by reference in such filing.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board is responsible for administering ARTISTdirect’s executive compensation program. In this regard, the role of the Compensation Committee is to help to ensure that executive officers are compensated and incentivised in a manner consistent with (i) the compensation strategy of ARTISTdirect, as determined by the Board from time to time, (ii) treatment of all executive officers in an equitable and consistent manner, (iii) ARTISTdirect’s need to compete in recruiting and retaining qualified executive officers, (iv) aligning the interests of management and ARTISTdirect’s stockholders, and (v) the requirements of the appropriate regulatory bodies. The Compensation Committee is currently comprised of two directors, Messrs. Davis and Villard, each of whom is “independent” as defined by the American Stock Exchange listing standards. The Compensation Committee operates under a written Compensation Committee Charter approved by the Board. A copy of the Compensation Committee Charter is attached as Appendix C to this Proxy Statement.

Prior to November 2005, the independent members of the Board approved all executive compensation matters. For that reason, James N. Lane will also be deemed a member of the Compensation Committee for purposes of this fiscal 2005 report only.

General Compensation Philosophy.   ARTISTdirect’s compensation philosophy is to establish programs (i) that are designed to attract, retain and motivate executive officers that are critical to the Company’s long-term growth and (ii) that are closely aligned with the interests of the stockholders. The Compensation Committee’s policy generally is to pay base salaries that are competitive with the base salaries paid to executive officers of other companies in ARTISTdirect’s industry that are of a similar size. Bonus programs and equity incentive plans are designed to motivate ARTISTdirect’s executive officers to achieve strategic objectives and performance objectives established by the Board or the Compensation Committee.

ARTISTdirect has entered into written employment agreements with each of Messrs. Diamond, Weingarten, Saaf, Herrera and Turner. The various elements ARTISTdirect’s compensation program are discussed below. Refer also to “Current Employment Contracts and Termination of Employment, Change-in-Control Arrangements.”

Setting Executive Compensation.   The Compensation Committee considered the provisions of Section 162(m) of the Internal Revenue Code and related Treasury Department regulations, which restrict the deductibility of compensation paid to ARTISTdirect’s chief executive officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any such officer in any year and does not qualify for an exception under the statute or regulations. The Compensation Committee expects that these requirements will generally be satisfied to the extent consistent with ARTISTdirect’s compensation objectives. The Compensation Committee does not believe that, in general, other components of ARTISTdirect’s compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. In the future, the Compensation Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility in full. The Compensation

Committee’s policy is to qualify ARTISTdirect’s executive compensation for deductibility under applicable tax laws to the extent consistent with its compensation objectives.

Base Salary.   During fiscal 2005, the annual base salaries for the executive officers were:  Jonathan V. Diamond ($350,000), Robert N. Weingarten ($195,000), Randy Saaf ($350,000), Octavio Herrera ($350,000) and Nicholas Turner ($120,000).  Base salaries were established based on the subjective assessment of the executive’s scope of responsibility, level of experience, individual performance, and past and potential contribution to ARTISTdirect’s business. The independent members of the Board approved the base salaries established in fiscal 2005 for each of Messrs. Diamond, Weingarten, Saaf, Herrera and Turner.

Bonus.   During fiscal 2005, Jonathan V. Diamond and Robert N. Weingarten received a bonus amount of $75,000 and $50,000, respectively, for successfully completing ARTISTdirect’s corporate restructuring during the three months ended March 31, 2005. Nicholas Turner also received a discretionary cash bonus of $40,000.

Equity Compensation.   The Compensation Committee strongly believes that equity ownership by executive officers provides incentives to build stockholder value and aligns the interests of executive officers with those of the stockholders, and therefore makes periodic grants of stock options under its stock option plans. In fiscal 2005, the independent members of the Board approved the following stock option grants to executive officers: options to purchase 2,753,098 shares to Mr. Diamond; options to purchase 550,000 shares to Mr. Weingarten; options to purchase 200,000 shares to Mr. Saaf; options to purchase 200,000 shares to Mr. Herrera; and options to purchase 92,000 shares to Mr. Turner. See “Options Granted in Last Fiscal Year.”

Perquisites.   During fiscal 2005, Messrs. Diamond, Weingarten, Saaf and Herrera each received a car allowance of up to $800 per month.

Chief Executive Compensation.   Mr. Diamond’s compensation as President and Chief Executive Officer for fiscal 2005 was approved by the independent members of the Board in July 2005 in accordance with the guidelines described above. For fiscal 2005, Mr. Diamond received a base salary of $350,000 and did not receive any performance-based compensation. Pursuant to the terms of Mr. Diamond’s employment agreement, he is not eligible to receive any performance-based compensation until fiscal 2006. Mr. Diamond was granted options to purchase 2,753,098 shares of ARTISTdirect Common Stock (“New Options”). Approximately 38 percent of the New Options vest at the rate of 1/3 per year over a three year period and approximately 62 percent of the New Options vest on achievement of  certain financial milestones by ARTISTdirect.

Respectfully Submitted,
Compensation Committee Members
Fred Davis
Dimitri Villard
James N. Lane

STOCKHOLDER PROPOSALS

Proposals to be Included in Proxy Statement

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2007 annual meeting of stockholders, they must deliver a written copy of their proposal by later than [January 10, 2007]. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, as amended, in order to be included in our proxy materials.

In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, then notice must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Mailing Instructions

Proposals should be delivered to 1601 Cloverfield Boulevard, Suite 400 South, Santa Monica, California 90404-4082, Attention: Secretary. To establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying proxy as proxyholders to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

ARTISTDIRECT, INC.
/s/ JONATHAN V. DIAMOND
Jonathan V. Diamond, President and Chief Executive Officer

Dated: April     , 2006

IT IS VERY IMPORTANT THAT EVERY STOCKHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

IN ORDER TO PROVIDE ADEQUATE MEETING ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

Appendix A

FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ARTISTDIRECT, INC.

The undersigned Jonathan V. Diamond and Robert N. Weingarten, hereby certify that:

ONE:   They are the duly elected and acting Chief Executive Officer and Secretary, respectively, of said corporation.

TWO:   The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on July 14, 1999.

THREE:   A First Amended and Restated Certificate of Incorporation of said corporation was filed with the Secretary of State of Delaware on October 6, 1999.

FOUR:   A Second Amended and Restated Certificate of Incorporation of said corporation was filed with the Secretary of State of Delaware on November 16, 1999.

FIVE:   A Third Amended and Restated Certificate of Incorporation of said corporation was filed with the Secretary of State of Delaware on March 31, 2000.

SIX:   The Amended and Restated Certificate of Incorporation of said corporation shall be amended and restated to read in full as follows:

ARTICLE I

The name of this corporation is ARTISTdirect, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, Delaware 19904. The name of the Corporation’s registered agent at such address is National Registered Agents, Inc.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “GCL”).

ARTICLE IV

The Corporation is authorized to issue one class of stock to be designated “Common Stock.”  The total number of shares that the Corporation is authorized to issue is Sixty Million (60,000,000) shares of Common Stock, par value $0.01 per share.

ARTICLE V

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation. In addition, the Bylaws may be amended by the affirmative vote of holders of at least fifty one percent (51%) of the outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.

ARTICLE VI

The number of directors of the Corporation shall be determined in the manner provided in the Bylaws of the Corporation.

Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide. Advance notice of stockholder nominations for the election of directors and of any other business to be brought before any meeting of the stockholders shall be given in the manner provided in the Bylaws of the Corporation.

At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected, or until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the GCL.

The directors of the Corporation shall be divided into three (3) classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. For the purposes hereof, the initial Class I, Class II and Class III directors shall be those directors so designated by a resolution of the Board of Directors. At the annual meeting of stockholders held in 2007, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three (3) years. At the annual meeting of stockholders held in 2008, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three (3) years. At the annual meeting of stockholders held in 2009, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three (3) years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three (3) years to succeed the directors of the class whose terms expire at such annual meeting. If the number of directors is hereafter changed, each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term and any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable.

Vacancies occurring on the Board of Directors for any reason may be filled by vote of a majority of the remaining members of the Board of Directors, even if less than a quorum, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been duly elected and qualified. A director may be removed from office, with or without cause, by the affirmative vote of the holders of fifty one percent (51%) of the outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.

ARTICLE VII

Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by any consent in writing of such stockholders. At any annual or special meeting of stockholders of the Corporation, only such business will be conducted or considered as has been brought before such meeting in the manner provided in the Bylaws of the Corporation. Special meetings of the stockholders, for any purpose or purposes, may only be called by the Chairman of the Board of Directors of the Corporation or by a majority of the members of the Board of Directors of the Corporation or by the holders of fifty one percent (51%) of the outstanding shares of voting stock of the Corporation entitled to vote at an election of directors. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide.

ARTICLE VIII

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and agents (and any other persons to which Delaware law permits this Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the GCL, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to action for breach of duty to the Corporation, its stockholders, and others.

No director of the Corporation shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under Section 174 of the GCL or any amendment thereto or shall be liable by reason that, in addition to any and all other requirements for such liability, such director (1) shall have breached the director’s duty or loyalty to the Corporation or its stockholders, (2) shall have acted in manner not in good faith or involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law, or (3) shall have derived an improper personal benefit. If the GCL is hereafter amended to authorize the further elimination or limitation of the liability of a director, the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended.

Each person who was or is made a party or is threatened to be made a party to or is in any way involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), including any appeal therefrom, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or a direct or indirect subsidiary of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another entity or enterprise, or was a director or officer of a foreign or domestic corporation which was the predecessor corporation of the Corporation or of another entity or enterprise at the request of such predecessor corporation, shall be indemnified and held harmless by the Corporation, and the Corporation shall advance all expenses incurred by any such person in defense of any such proceeding prior to its final determination, to the fullest extent authorized by the GCL. In any proceeding against the Corporation to enforce these rights, such person shall be presumed to be entitled to indemnification and the Corporation shall have the burden of proving that such person has not met the standards of conduct for permissible indemnification set forth in the GCL. The rights to indemnification and advancement of expenses conferred by this Article VIII shall be presumed to have been relied upon by the directors and officers of the Corporation in serving or continuing to serve the Corporation and shall be enforceable as contract rights. Said rights shall not be exclusive of any other rights to which those seeking indemnification may otherwise be entitled. The Corporation may, upon written demand presented by a director or officer of the Corporation or of a direct or indirect subsidiary of the Corporation, or by a person serving at the request of the Corporation as a director or officer of another entity or enterprise, enter into contracts to provide such persons with specified rights to indemnification, which contracts may confer rights and protections to the maximum extent permitted by the GCL, as amended and in effect from time to time.

If a claim under this Article VIII is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce the right to be advanced expenses incurred in defending any proceeding prior to its final disposition where the required undertaking, if any, has been tendered to the Corporation ) that the claimant has not met the standards of conduct which make it permissible under the GCL for the Corporation to indemnify the claimant for the amount claimed, but the claimant shall be presumed to be entitled to indemnification and the Corporation shall have the burden of proving that the claimant has not met the standards of conduct for permissible indemnification set forth in the GCL.

If the GCL is hereafter amended to permit the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment, the indemnification rights conferred by this Article VIII shall be broadened to the fullest extent permitted by the GCL, as so amended.

ARTICLE IX

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Fourth Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

FIFTH:   That the aforesaid amendment and restatement was duly adopted in accordance with the Corporation’s Amended and Restated Certificate of Incorporation and the provisions of Section 242 and 245 of the CGL by the Board of Directors and by stockholders of the Corporation.

****

IN WITNESS WHEREOF, the undersigned have executed this certificate on June     , 2006.

Jonathan V. Diamond
Chief Executive Officer

Robert N. Weingarten
Secretary

Appendix B

ARTISTDIRECT, INC.
AUDIT COMMITTEE CHARTER

Section 1.  Purpose.

The primary purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of ARTISTdirect, Inc. (the “Company”) is to assist the Board in monitoring (i) the integrity of the Company’s financial statements and disclosures, including oversight of the accounting and financial reporting processes and the audits of the financial statements of the Company, (ii) the compliance by the Company with its legal, ethical and regulatory requirements and (iii) the independence and performance of the Company’s independent accountants.

Section 2.  Membership.

A.    The members of the Committee shall be appointed by a majority vote of the Board and shall serve until such member’s successor is duly appointed and qualified or until such member’s resignation or removal by a majority vote of the Board.

B.     As long as the Company qualifies as a Small Business Issuer (as defined in Regulation S-B of the Securities Exchange Act of 1934, as amended), the Committee shall consist of at least two directors. Once the Company no longer qualifies as a Small Business Issuer, the Committee shall consist of at least three directors. The number of members shall be modified only by a majority vote of the Board.

C.     All members of the Committee shall meet the independence requirements imposed by the listing standards of the American Stock Exchange, or any market or exchange on which the Company’s securities may be listed or quoted from time to time (the “Listing Standards”), and by Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended.

D.    All members of the Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

E.     At least one member of the Committee, in the judgment of the Board, must be “financially sophisticated,” as defined in AMEX Rule 121(B)(2)(a)(ii). A member that qualifies as a “financial expert” under Item 401 of Regulation S-K or Regulation S-B, as applicable, is presumed to qualify as “financially sophisticated.”

Section 3.  Duties.

The Committee shall:

A.    In its capacity as a committee of the Board, be directly responsible for the appointment, compensation, retention, and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, which firm shall report directly to the Committee.

B.     Review and pre-approve (i) auditing services (including those performed for purposes of providing comfort letters and statutory audits) and (ii) non-audit services that exceed a de minimis standard established by the Committee, in accordance with Section 10A(i) of the Securities Exchange Act of 1934, as amended, which are provided to the Company by its independent accountants (including fees).

C.     Annually evaluate the independence and performance of the independent accountant, and if so required, replace the independent accountant. In making its evaluation, the Committee may take into account the opinions of the Company’s management and shall take appropriate action in response to satisfy itself of the independent accountants’ independence and adequate performance. The Committee should further consider whether, in order to assure the continuing independence of the independent accountant, there should be a rotation of the lead audit partner (in addition to what may already be required by applicable laws or regulations).

D.    Review and discuss with management and the independent accountants:  (i) the audited financial statements to be included in the Company’s annual report on Form 10-K or 10-KSB, as applicable, and (ii) the unaudited financial statements to be included in the Company’s quarterly reports on Form 10-Q or Form 10-QSB, as applicable, prior to the filing of such reports.

E.     Review an analysis prepared by management and the independent accountant of the significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

F.     Review major changes to the Company’s auditing and accounting principles and practices, as suggested by the independent accountant or management.

G.    Ensure receipt from the independent accountants of a formal written statement delineating all relationships between the independent accountant and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent accountant with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountant and shall take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountant.

H.    Meet with the independent accountant prior to the audit to review the planning and staffing of the audit.

I.      Obtain from the independent accountant the report required by Section 10A(b) of the Securities Exchange Act of 1934, as amended.

J.      Discuss with the independent accountant the matters required to be discussed by Statement on Auditing Standards No. 61 or Section 10A(k) of the Securities Exchange Act of 1934, as amended, relating to the conduct of the audit.

K.    Review with the independent accountant the management letter provided by the independent accountant and the Company’s response to that letter. Such review should include:

i.       any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information; and

ii.     any changes required in the planned scope of the audit.

L.     Prepare the report of the Committee required by Item 306 of Regulation S-K or Regulation S-B, as applicable, to be included in the Company’s annual report to stockholders.

M.    Meet at least annually with the Chief Financial Officer and the independent accountant in separate executive sessions.

N.    Review all related party transactions for a potential conflict of interest on an on-going basis.

O.    Perform all other acts the Committee determines reasonably appropriate to carry out its purpose.

Section 4.  Function.

While the Committee has the responsibilities and powers set forth in this Charter, the Committee’s function is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and for developing and maintaining systems of internal accounting and financial controls. The independent accountants will assist the Committee and the Board in fulfilling their responsibilities for the review of the Company’s financial statements and the adequacy and effectiveness of its internal controls. The Committee expects the independent accountants to call its attention to any accounting, auditing, internal accounting control, regulatory or other related matters that such independent accountant believes warrant consideration or action. The Committee recognizes that the financial management and the internal and independent accountants have more knowledge and information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Company’s financial statements or internal controls or any professional certification as to the independent accountants’ work.

Section 5.  Compliance with Laws, Regulations and Ethics Codes.

A.    The Committee shall review with the Company’s legal counsel, management and other appropriate parties, as applicable, legal matters that may have a material impact on the Company’s financial statements, the Company’s compliance policies and procedures and any material reports received from or communications with regulators or government agencies.

B.     The Committee shall (i) review requests for waivers from management regarding the Code of Conduct for the principal financial officer, principal accounting officer, controller or persons performing similar functions, and any other code of conduct and ethics that the Company may adopt, and (ii) promptly disclose any waivers that are required by regulation or applicable Listing Standard to be disclosed publicly.

C.     The Committee shall establish, oversee and regularly review the adequacy and performance of procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and/or auditing matters; and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

Section 6.     Performance Evaluation.

The Committee shall review its own performance and review and reassess the adequacy of this Charter at least annually in such manner as it deems appropriate, and submit such evaluation, including any recommendations for change, to the full Board for review, discussion and approval.

Section 7.     Access to Advisors.

The Committee shall have the authority to engage and obtain advice and assistance from such internal or external legal, accounting or other advisors on behalf of the Company, as it determines to be necessary or appropriate to carry out its duties, without having to seek Board approval.

Section 8.     Funding.

The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board for payment of:

i.       Compensation to any registered public accounting firm engaged for the purposes of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

ii.     Compensation to any advisors employed by the Committee under Section 7 of this Charter; and

iii.    Ordinary administrative expenses of the Committee that are reasonably necessary or appropriate in carrying out its duties.

Section 9.  Structure and Operations.

A.    The Committee shall designate one member of the Committee to act as its chairperson. The Committee shall meet in person or telephonically at least on a quarterly basis at such times and places determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. The chairperson, with input from the other members of the Committee, shall set the agendas for Committee meetings; such agendas shall be distributed to the full Board. A majority of the members of the Committee shall constitute a quorum.

B.     The Committee may request that any directors, officers or other employees of the Company, or any other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests. The Committee may exclude from its meetings any persons it deems appropriate.

C.     The Committee may delegate to one or more of its members the authority to pre-approve audit and/or non-audit services, provided that the decisions of any member(s) to whom pre-approval authority is delegated shall be presented to the Committee at the next Committee meeting.

D.    The Committee shall maintain minutes or other records of its meetings and shall give regular reports to the Board on these meetings, including the Committee’s actions, conclusions and recommendations and such other matters as required by this Charter or as the Board may from time to time specify.

E.     Except as expressly provided in this Charter, the Company’s by-laws, or as required by law, regulation or applicable Listing Standard, the Committee shall set its own rules of procedure.

* * * *

Appendix C

ARTISTDIRECT, INC.
COMPENSATION COMMITTEE CHARTER

Section 1.     Purpose.

The primary purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of ARTSITdirect, Inc. (the “Company”) is to help to ensure that the executive officers of the Company and its subsidiaries are compensated and incentivised in a manner consistent with (i) the compensation strategy of the Company, as determined by the Board from time to time, (ii) treatment of all executive officers in an equitable and consistent manner, (iii) the Company’s need to compete in recruiting and retaining qualified executive officers, (iv) aligning the interests of management and the Company’s stockholders, and (v) the requirements of the appropriate regulatory bodies. The Committee shall also communicate to the stockholders the compensation policies of the Company and the method for establishing compensation for the Chief Executive Officer and the other executive officers of the Company.

Section 2.     Membership.

A.    The members of the Committee shall be appointed by a majority vote of the Board and shall serve until such member’s successor is duly appointed and qualified or until such member’s resignation or removal by a majority vote of the Board.

B.     As long as the Company qualifies as a Small Business Issuer (as defined in Regulation S-B of the Securities Exchange Act of 1934, as amended), the Committee shall consist of at least two directors. Once the Company no longer qualifies as a Small Business Issuer, the Committee shall consist of at least three directors. The number of members shall be modified only by a majority vote of the Board.

C.     All members of the Committee shall meet the independence requirements imposed by the listing standards of the American Stock Exchange, or any market or exchange on which the Company’s securities may be listed or quoted from time to time (the “Listing Standards”), and by Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended.

D.    All members of the Committee shall satisfy the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

E.     All members of the Committee shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment.

Section 3.     Responsibilities and Authority.

To carry out its purposes expressed in Section 1 above, the Committee shall have the following responsibilities and authority. However, delegation by the Board of responsibilities to the Committee shall not preclude the Board from taking any action permitted to be taken under governing law, rules or regulations applicable to the Company.

A.    Review from time to time and approve the Company’s compensation strategy to ensure that management is rewarded appropriately for their contributions to Company growth and profitability and that the executive compensation strategy supports Company objectives and stockholder interests.

B.     Determine all elements of compensation for the executive officers. The Chief Executive Officer may not be present during voting on or discussion of his or her compensation.

C.     Determine any long-term incentive component of compensation for the executive officers based on the considerations adopted by the Board.

D.    Annually review the performance of the Chief Executive Officer and the other executive officers of the Company, and report on the Committee’s review to the Board and the Chief Executive Officer.

E.     Produce the annual committee report or discussion and analysis section required to be included in the Company’s proxy statement for its annual meeting or Annual Report on Form 10-K or Form 10-KSB, as applicable, filed with the Securities and Exchange Commission.

F.     Develop the Company’s incentive compensation strategy with respect to the total number of incentive awards to be granted, the relative participation of senior management and other employees, and the types of awards to be granted.

G.    Recommend and approve, subject to submission to stockholders when appropriate, all new equity-related incentive plans.

H.    Determine eligibility for awards under the Company’s incentive compensation plans and the terms under which awards are granted.

I.      Allocate awards under the Company’s incentive compensation plans, provided that the Committee may delegate to the Chief Executive Officer or another executive officer the authority to allocate stock options among employees who are not executive officers, subject to applicable law and the limits and guidelines established by the Committee.

J.      Assure that the Company’s executive incentive compensation program, including the annual and long-term incentive plans, is administered in a manner consistent with the Company’s incentive compensation strategy.

K.    Approve annual retainer and meeting fees for directors and members of Board committees, including expense reimbursement limits and per diem allowances, and fix the terms and awards of stock compensation for members of the Board.

L.     Review annually with the Chief Executive Officer matters relating to management succession.

Section 4.     Performance Evaluation.

The Committee shall review its own performance and review and reassess the adequacy of this Charter at least annually in such manner as it deems appropriate, and submit such evaluation, including any recommendations for change, to the full Board for review, discussion and approval.

Section 5.     Access to Advisors.

The Committee shall have the authority to engage on behalf of the Company and obtain advice and assistance from such internal or external legal or other advisors, as it determines to be necessary or appropriate to carry out its duties, without having to seek Board approval.

Section 6.     Structure and Operations.

A.    The Committee shall designate one member of the Committee to act as its chairperson. The chairperson, with input from the other members of the Committee, shall set the agendas for Committee meetings; such agendas shall be distributed to the full Board. A majority of the members of the Committee shall constitute a quorum.

B.     The Committee will meet in person or telephonically at least twice annually at such times and places as determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. The Committee will also meet, as required, in response to the needs of the Board and as necessary to fulfill their responsibilities.

C.     Other than as set forth in Section 3B above, the Committee may request that any directors, officers or other employees of the Company, or any other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests. The Committee may exclude from its meetings any persons it deems appropriate.

D.    The Committee shall maintain minutes or other records of its meetings and shall give regular reports to the Board on these meetings, including the Committee’s actions, conclusions and recommendations and such other matters as required by this Charter or as the Board may from time to time specify.

E.     Except as expressly provided in this Charter, the Company’s by-laws, or as required by law, regulation or applicable Listing Standard, the Committee shall set its own rules of procedure.

* * * *

Appendix D

ARTISTDIRECT, INC.
2006 EQUITY INCENTIVE PLAN

1.   Purpose of the Plan.   The purpose of this Plan is to attract and retain the Company’s key personnel and encourage equity ownership in the Company by the Company’s key personnel whose long-term service is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the Company’s and the stockholders’ interest and share in the Company’s success.

2.   Definitions.   As used herein, the following definitions shall apply:

“Administrator” shall mean the Board or any Committees or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

“Affiliate” shall mean any entity that is directly or indirectly controlled by or in control of the Company, or any entity in which the Company has a significant ownership interest as determined by the Administrator.

“Applicable Laws” shall mean the requirements relating to the administration of stock plans under federal and state laws; any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system; and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, to the laws of such jurisdiction.

“Award” shall mean, individually or collectively, a grant under the Plan of an Option, Stock Award, SAR, or Cash Award.

“Awardee” shall mean a Service Provider who has been granted an Award under the Plan.

“Award Agreement” shall mean an Option Agreement, Stock Award Agreement, SAR Agreement, or Cash Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” shall mean the Board of Directors of the Company.

“California Qualification Period” shall mean any period during which the issuance and sale of securities under this Plan require qualification under the California Corporate Securities Law of 1968.

“Cash Award” shall mean a bonus opportunity awarded under Section 13 pursuant to which a Participant may become entitled to receive an amount based on the satisfaction of such performance criteria as are specified in the agreement or other documents evidencing the Award (the “Cash Award Agreement”).

“Change in Control” shall mean any of the following, unless the Administrator provides otherwise:

(i)    any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose stockholders did not own all or substantially all of the Common Stock in substantially the same proportions as immediately before such transaction);

(ii)   the sale of all or substantially all of the Company’s assets to any other person or entity (other than a wholly-owned subsidiary of the Company);

(iii)  the acquisition of beneficial ownership of 50% or more of the interest (including power to vote) in the outstanding shares of Common Stock by any person or entity (including a “group” as defined by or under Section 13(d)(3) of the Exchange Act);

(iv)  the dissolution or liquidation of the Company;

(v)    a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board; or

(vi)  any other event specified by the Board or a Committee at the time an Award is granted or thereafter.

Notwithstanding the foregoing, the term “Change in Control” shall not include any underwritten public offering of Shares registered under the Securities Act of 1933, as amended.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

“Common Stock” shall mean the common stock of the Company.

“Company” shall mean ARTISTdirect, Inc., a Delaware corporation, or its successor.

“Consultant” shall mean any natural person, other than an Employee, who performs bona fide services for the Company or an Affiliate as a consultant or advisor.

“Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.

“Director” shall mean a member of the Board.

“Disability” shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

“Employee” shall mean an employee of the Company or any Affiliate, and may include an Officer or Director. Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise; (ii) any leave of absence approved by the Company or an Affiliate; (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates; (iv) any change in the Awardee’s status from an employee to a Consultant or Director; and (v) an employee who, at the request of the Company or an Affiliate, becomes employed by any partnership, joint venture, or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, unless the Administrator determines otherwise, as of any date, the closing price for such Common Stock as of such date (or if no sales were reported on such date, the closing price on the last preceding day for which a sale was reported), as reported in such source as the Administrator shall determine.

“Grant Date” shall mean the date upon which an Award is granted to an Awardee pursuant to this Plan.

“Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Nonstatutory Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

“Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

“Option” shall mean a right granted under Section 8 of the Plan to purchase a certain number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

“Participant” shall mean the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

“Plan” shall mean this ARTISTdirect, Inc. 2006 Equity Incentive Plan.

“Qualifying Performance Criteria” shall have the meaning set forth in Section 14(b) of the Plan.

“Related Corporation” shall mean any parent or subsidiary (as those terms are defined in Section 424(e) and (f) of the Code) of the Company.

“Service Provider” shall mean an Employee, Officer, Director, or Consultant.

“Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

“Stock Award” shall mean an award or issuance of Shares or Stock Units made under Section 11 of the Plan, the grant, issuance, retention, vesting, and transferability of which is subject during specified periods to such conditions (including continued service or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

“Stock Appreciation Right” or “SAR” shall mean an Award, granted alone or in connection with an Option, that pursuant to Section 12 of the Plan is designated as a SAR. The terms of the SAR are expressed in the agreement or other documents evidencing the Award (the “SAR Agreement”).

“Stock Unit” shall mean a bookkeeping entry representing an amount equivalent to the fair market value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

“Ten-Percent Stockholder” shall mean on any given date the owner of stock on that date (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Related Corporation).

“Termination Date” shall mean the date of a Participant’s Termination of Service, as determined by the Administrator in its sole discretion.

“Termination of Service” shall mean ceasing to be a Service Provider. However, for Incentive Stock Option purposes, Termination of Service will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Related Corporations. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Service.

3.   Stock Subject to the Plan.

(a)   Aggregate Limits.

(i)    The maximum aggregate number of Shares that may be issued under the Plan through Awards is 1,500,000 Shares. Notwithstanding the foregoing, the maximum aggregate number of Shares that may be issued under the Plan through Incentive Stock Options is 1,500,000 Shares. The limitations of this Section 3(a)(i) shall be subject to the adjustments provided for in Section 15 of the Plan.

(ii)   Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available to grant under the Plan. Notwithstanding the foregoing, the aggregate number of shares of Common Stock that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased for restricted Shares that are forfeited or repurchased. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award transfer program shall not be again available for grant under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

(b)   Code Section 162(m) Limit.   Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 250,000, except that in connection with his or her initial service, an Awardee may be granted Awards covering up to an additional 250,000 Shares. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(b) shall be subject to adjustment under Section 15 of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance-based compensation” under Code Section 162(m).

4.   Administration of the Plan.

(a)   Procedure.

(i)   Multiple Administrative Bodies.   The Plan shall be administered by the Board or one or more Committees, including such delegates as may be appointed under paragraph (a)(iv) of this Section 4.

(ii)   Section 162(m).   To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, Awards to “covered employees” within the meaning of Section 162(m) of the Code or Employees that the Committee determines may be “covered employees” in the future shall be made by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)   Rule 16b-3.   To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made in such a manner to satisfy the requirement for exemption under Rule 16b-3.

(iv)   Other Administration.   The Board or a Committee may delegate to an authorized Officer or Officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act; or (B) at the time of such approval, “covered employees” under Section 162(m) of the Code.

(v)   Delegation of Authority for the Day-to-Day Administration of the Plan.   Except to the extent prohibited by Applicable Law, the Committee may delegate by resolution to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b)   Powers of the Administrator.   Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its sole discretion:

           (i)  to select the Service Providers of the Company or its Affiliates to whom Awards are to be granted hereunder;

          (ii)  to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

        (iii)  to determine the type of Award to be granted to the selected Service Provider;

         (iv)  to approve the forms of Award Agreements for use under the Plan;

          (v)  to determine the terms and conditions, consistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include the exercise or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

         (vi)  to correct administrative errors;

        (vii)  to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

      (viii)  to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures, and handling of stock certificates that vary with local requirements; and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

         (ix)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

          (x)  to modify or amend each Award, including the acceleration of vesting, exercisability, or both; provided, however, that any modification or amendment of an Award is subject to Section 16 of the Plan and may not materially impair any outstanding Award unless agreed to by the Participant;

         (xi)  to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued pursuant to an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

        (xii)  to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights, or other stock awards held by Service Providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

      (xiii)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

       (xiv)  to determine whether Awards will be settled in Shares, cash, or in any combination thereof;

        (xv)  to determine whether to provide for the right to receive dividends or dividend equivalents;

       (xvi)  to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

      (xvii)  to impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

    (xviii)  to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash, or a combination of both, the amount of which is determined by reference to the value of the Award; and

       (xix)  to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c)   Effect of Administrator’s Decision.   All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to make such decisions, determinations and interpretations, including the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5.   Eligibility.   Awards may be granted to Service Providers of the Company or any of its Affiliates.

6.   Effective Date and Term of the Plan.   Subject to stockholder approval, the Plan shall become effective upon its adoption by the Board. Options, SARs, and Cash Awards may be granted immediately after adoption by the Board; provided, that no Option or SAR may be exercised and no Stock Award may be granted under the Plan until it is approved by the stockholders of the Company, in the manner and to the extent required by Applicable Law, within 12 months after the date of adoption by the Board. The Plan shall continue in effect for a term of ten years from the date of the Plan’s adoption by the Board unless terminated earlier under Section 16 below.

7.   Term of Award.   The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option, the term shall be ten years from the Grant Date or such shorter term as may be provided in the Award Agreement.

8.   Options.   The Administrator may grant an Option or provide for the grant of an Option, from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including the achievement of performance goals, and for the satisfaction of an event or condition within the control of the Awardee or within the control of others.

(a)   Option Agreement.   Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option; (ii) the type of Option; (iii) the exercise price of the Shares and the means of payment for the Shares; (iv) the term of the Option; (v) such terms and conditions on the vesting or exercisability of an Option, or both, as may be determined from time to time by the Administrator; (vi) restrictions on the transfer of the Option and forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

(b)   Exercise Price.   The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

           (i)  In the case of an Incentive Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. Notwithstanding the foregoing, if any Incentive Stock Option is granted to a Ten-Percent Stockholder, then the exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

          (ii)  In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. The per Share exercise price may also vary according to a predetermined formula; provided, that the exercise price never falls below 100% of the Fair Market Value per Share on the Grant Date.

        (iii)  Notwithstanding the foregoing, during any California Qualification Period, the per Share exercise price of an Option shall be determined by the Administrator but shall not be less than 100% (or 110% in the case of a person who is a Ten-Percent Stockholder on the date of grant of such Option) of the Fair Market Value of a share of Common Stock on the Grant Date.

         (iv)  Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution or conversion.

(c)   Vesting Period and Exercise Dates.   Options granted under this Plan shall vest, be exercisable, or both, at such times and in such installments during the Option’s term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued service, the passage of time, or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option. Notwithstanding the foregoing, during any California Qualification Period, an Option awarded to anyone other than an Officer, Director, or Consultant of the Company shall vest at a rate of at least 20% per year.

(d)   Form of Consideration.   The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. The consideration, determined by the

Administrator (or pursuant to authority expressly delegated by the Board, a Committee, or other person), and in the form and amount required by applicable law, shall be actually received before issuing any Shares pursuant to the Plan; which consideration shall have a value, as determined by the Board, not less than the par value of such Shares. Acceptable forms of consideration may include:

           (i)  cash;

          (ii)  check or wire transfer;

        (iii)  subject to any conditions or limitations established by the Administrator, other Shares that have a Fair Market Value on the date of surrender or attestation that does not exceed the aggregate exercise price of the Shares as to which said Option shall be exercised;

         (iv)  consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator to the extent that this procedure would not violate Section 402 of the Sarbanes-Oxley Act of 2002, as amended;

          (v)  cashless exercise, subject to any conditions or limitations established by the Administrator;

         (vi)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

        (vii)  any combination of the foregoing methods of payment.

9.   Incentive Stock Option Limitations.

(a)   Eligibility.   Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Related Corporations may be granted Incentive Stock Options.

(b)   $100,000 Limitation.   Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Related Corporations) exceeds $100,000, then the portion of such Options that exceeds $100,000 shall be treated as Nonstatutory Stock Options. An Incentive Stock Option is considered to be first exercisable during a calendar year if the Incentive Stock Option will become exercisable at any time during the year, assuming that any condition on the Awardee’s ability to exercise the Incentive Stock Option related to the performance of services is satisfied. If the Awardee’s ability to exercise the Incentive Stock Option in the year is subject to an acceleration provision, then the Incentive Stock Option is considered first exercisable in the calendar year in which the acceleration provision is triggered. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. However, because an acceleration provision is not taken into account before its triggering, an Incentive Stock Option that becomes exercisable for the first time during a calendar year by operation of such provision does not affect the application of the $100,000 limitation with respect to any Incentive Stock Option (or portion thereof) exercised before such acceleration. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c)   Leave of Absence.   For purposes of Incentive Stock Options, no leave of absence may exceed three months, unless the right to reemployment upon expiration of such leave is provided by statute or contract. If the period of leave exceeds three months and the Awardee’s right to reemployment is not provided by statute or contract, the Awardee’s employment with the Company shall be deemed to terminate on the first day immediately following such three-month period, and any Incentive Stock Option granted to the Awardee shall cease to be treated as an Incentive Stock Option and shall terminate upon the expiration of the three-month period starting on the date the employment relationship is deemed terminated.

(d)   Transferability.   The Option Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. Notwithstanding the foregoing, the Administrator, in its sole discretion, may allow the Awardee to transfer his or her Incentive Stock Option to a trust where under Section 671 of the Code and other Applicable Law, the Awardee is considered the sole beneficial owner of the Option while it is held in the trust. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.

(e)   Exercise Price.   The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

(f)   Ten-Percent Stockholder.   If any Incentive Stock Option is granted to a Ten-Percent Stockholder, then the Option term shall not exceed five years measured from the date of grant of such Option.

(g)   Other Terms.   Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify the Incentive Stock Options, to the extent determined desirable by the Administrator, under the applicable provisions of Section 422 of the Code.

10.   Exercise of Option.

(a)   Procedure for Exercise; Rights as a Stockholder.

           (i)  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement.

          (ii)  An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) with respect to Nonstatutory Stock Options, payment of all applicable withholding taxes.

        (iii)  Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

         (iv)  The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

(b)   Effect of Termination of Service on Options.

(i)   Generally.   Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period as is specified in the Award Agreement to the extent that the Option is vested on the Termination Date (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Notwithstanding the foregoing, upon a Participant’s Termination of Service during any California Qualification Period, other than due to death, Disability, or cause, the Participant may exercise his or her Option (A) at any time on or before the date determined by the Administrator, which date shall be at least 30 days after the Participant’s Termination Date (but in no event later than the expiration of the term of such Option); and (B) only to the extent that the Participant was entitled to exercise such Option on the Termination Date. In the absence of a specified time in the Award Agreement, the vested portion of the Option will remain exercisable for three months following the Participant’s Termination Date. Unless otherwise provided by the Administrator, if on the Termination Date the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will automatically revert to the Plan. If after the Termination of Service the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will automatically terminate, and the Shares covered by such Option will revert to the Plan.

(ii)   Disability of Awardee.   Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period as is specified in the Award Agreement to the extent the Option is vested on the Termination Date (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Notwithstanding the foregoing, during any California Qualification Period, upon a Participant’s Termination of Service due to his or her Disability the Participant may exercise his or her Option (A) at any time on or before the date determined by the Administrator, which date shall be at least six months after the Termination Date (but in no event later than the expiration date of the term of his or her Option); and (B) only to the extent that the Participant was entitled to exercise such Option on the Termination Date. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following the Participant’s Termination Date. Unless otherwise provided by the Administrator, if at the time of Disability the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will automatically revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will automatically revert to the Plan.

(iii)   Death of Awardee.   Unless otherwise provided for by the Administrator, if a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated before the Participant’s death in a form acceptable to the Administrator. Notwithstanding the foregoing, during any California Qualification Period, if the Participant dies before his or her Termination of Service, the Participant’s Option may be exercised by the Participant’s designated beneficiary (A) at any time on or before the date determined by the Administrator, which date shall be at least six months after the date of death (but in no event later than the expiration date of the term of his or her Option); and (B) only to the extent that the Participant was entitled to exercise the Option at the date of death. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person or persons to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

11.   Stock Awards.

(a)   Stock Award Agreement.   Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number; (ii) the purchase price, if any, of the Shares and the means of payment for the Shares; (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retained, or vested, as applicable; (iv) such terms and conditions on the grant, issuance, vesting, or forfeiture of the Shares, as applicable, as may be determined from time to time by the Administrator; (v) restrictions on the transferability of the Stock Award; and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

Notwithstanding the foregoing, during any California Qualification Period, the purchase price for restricted Shares shall be determined by the Administrator, but shall not be less than 85% (or 100% in the case of a person who is a Ten-Percent Stockholder on the date of grant of such restricted stock) of the Fair Market Value of a share of Common Stock on the date of grant of such restricted stock.

(b)   Restrictions and Performance Criteria.   The grant, issuance, retention, and vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on, among other things, financial performance, personal performance, or completion of service by the Awardee. Notwithstanding the foregoing, during any California Qualification Period, restricted stock awarded to anyone other than an Officer, Director or Consultant of the Company shall vest at a rate of at least 20% per year.

Notwithstanding anything to the contrary herein, the performance criteria for any Stock Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing.

(c)   Forfeiture.   Unless otherwise provided for by the Administrator, upon the Awardee’s Termination of Service, the unvested Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased any Shares pursuant to such Stock Award, the Company shall have a right to repurchase the unvested portion of such Shares at the original price paid by the Participant, provided that during any California Qualification Period, the Company must exercise such right to repurchase (i) for either cash or cancellation of purchase money indebtedness for such unvested Shares; and (ii) within 90 days of such Termination of Service.

(d)   Rights as a Stockholder.   Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Unless otherwise provided by the Administrator, a Participant holding Stock Units shall be entitled to receive dividend payments as if he or she were an actual stockholder, but shall not be entitled to voting rights or liquidation rights.

12.   Stock Appreciation Rights.   Subject to the terms and conditions of the Plan, a SAR may be granted to a Service Provider at any time and from time to time as determined by the Administrator in its sole discretion.

(a)   Number of SARs.   The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.

(b)   Exercise Price and Other Terms.   The per SAR exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the other terms and conditions of SARs granted under the Plan.

(c)   Exercise of SARs.   SARs shall be exercisable on such terms and conditions as the Administrator, in its sole discretion, shall determine.

(d)   SAR Agreement.   Each SAR grant shall be evidenced by a SAR Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(e)   Expiration of SARs.   A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the SAR Agreement. Notwithstanding the foregoing, the rules of Section 10(b) will also apply to SARs.

(f)   Payment of SAR Amount.   Upon exercise of a SAR, the Participant shall be entitled to receive a payment from the Company in an amount equal to the difference between the Fair Market Value of a Share on the date of exercise over the exercise price of the SAR for each SAR that is exercised. This amount shall be paid in cash, Shares of equivalent value, or a combination of both, as the Administrator shall determine.

13.   Cash Awards.   Each Cash Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established by the Administrator for a performance period.

(a)   Cash Award.   Each Cash Award shall contain provisions regarding (i) the performance goal or goals and maximum amount payable to the Participant as a Cash Award; (ii) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment; (iii) the period as to which performance shall be measured for establishing the amount of any payment; (iv) the timing of any payment earned by virtue of performance; (v) restrictions on the alienation or transfer of the Cash Award before actual payment; (vi) forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a Cash Award that is settled for cash may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of a Cash Award granted under this Plan for any fiscal year to any Awardee that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall not exceed $1,000,000.

(b)   Performance Criteria.   The Administrator shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and the minimum and maximum amount payable under a Cash Award, which criteria may be based on financial performance or personal performance or both. The Administrator may specify the percentage of the target Cash Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of a Cash Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing.

(c)   Timing and Form of Payment.   The Administrator shall determine the timing of payment of any Cash Award. The Administrator may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for an Awardee to have the option for his or her Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property.

(d)   Termination of Service.   The Administrator shall have the discretion to determine the effect of a Termination of Service on any Cash Award due to (i) disability, (ii) retirement, (iii) death, (iv) participation in a voluntary severance program, or (v) participation in a work force restructuring.

14.   Other Provisions Applicable to Awards.

(a)   Non-Transferability of Awards.   Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be bound by such terms upon acceptance of such transfer. Notwithstanding the foregoing, during any California Qualification Period, an Award may not be transferred in any manner other than by will, by the laws of descent and distribution, or as permitted by Rule 701 of the Securities Act of 1933, as amended.

(b)   Qualifying Performance Criteria.   For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, applied to either the Company as a whole or to a business unit, Affiliate, Related Corporations, or business segment, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified in the Award by a Committee established pursuant to Section 4(a)(ii) above:  [(i) cash flow, (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings), (iii) earnings per share, (iv) growth in earnings or earnings per share, (v) stock price, (vi) return on equity or average stockholders’ equity, (vii) total stockholder return, (viii) return on capital, (ix) return on assets or net assets, (x) return on investment, (xi) revenue, (xii) income or net income, (xiii) operating income or net operating income, (xiv) operating profit or net operating profit, (xv) operating margin, (xvi) return on operating revenue, (xvii) market share, (xviii) contract awards or backlog, (xix) overhead or other expense reduction, (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index, (xxi) credit rating, (xxii) strategic plan development and implementation, (xxiii) improvement in workforce diversity, (xxiv) EBITDA, and (xxv) any other similar criteria.

(c)   Certification.   Before payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee established pursuant to Section 4(a)(ii) above shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

(d)   Discretionary Adjustments Pursuant to Section 162(m).   Notwithstanding satisfaction or completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options, or other benefits granted, issued, retained, or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

(e)   Section 409A.   Notwithstanding anything in the Plan to the contrary, it is the Company’s intent that all Awards granted under this Plan comply with Section 409A of the Code, and each Award shall be interpreted in a manner consistent with that intention.

(f)   Financial Information.   During any California Qualification Period, the Company shall at least annually provide financial statements to Participants as required by Section 260.140.46 of the California Code of Regulations.

15.   Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)   Changes in Capitalization.   Subject to any required action by the stockholders of the Company, (i) the number and kind of Shares covered by each outstanding Award, and the number and kind of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award; (ii) the price per Share subject to each such outstanding Award; and (iii) the Share limitations set forth in Section 3 of the Plan, may be appropriately and ratably adjusted if any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company through a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, merger, consolidation, reorganization, recapitalization, reincorporation, spin-off, dividend in property other than cash, liquidating dividend, extraordinary dividends or distributions, combination of shares, exchange of shares, change in corporate structure or other transaction effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” The Administrator shall make such adjustment in its sole discretion, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)   Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable before the effective date of such proposed transaction. The Administrator in its discretion may provide for an Option to be fully vested and exercisable until ten days before such proposed transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse before the proposed transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately before the consummation of such proposed transaction.

(c)   Change in Control.   If there is a Change in Control of the Company, as determined by the Board or a Committee, the Board or Committee, or board of directors of any surviving entity or acquiring entity may, in its discretion, (i) provide for the assumption, continuation or substitution (including an award to acquire substantially the same type of consideration paid to the stockholders in the transaction in which the Change in Control occurs) of, or adjustment to, all or any part of the Awards; (ii) accelerate the vesting of all or any part of the Options and SARs and terminate any restrictions on all or any part of the Stock Awards or Cash Awards, contingent on the closing of the Change in Control; (iii) provide for the cancellation of all or any part of the Awards for a cash payment to the Participants; and (iv) provide for the cancellation of all or any part of the Awards as of the closing of the Change in Control; provided, that the Participants are notified that they must exercise or redeem their Awards (including, at the discretion of the Board or Committee, any unvested portion of such Award) at or before the closing of the Change in Control.

16.   Amendment and Termination of the Plan.

(a)   Amendment and Termination.   The Administrator may amend, alter, or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law.

(b)   Effect of Amendment or Termination.   No amendment, suspension, or termination of the Plan shall materially impair the rights of any Award, unless agreed otherwise between the Participant and the Administrator. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan before the date of such termination.

(c)   Effect of the Plan on Other Arrangements.   Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

17.   Designation of Beneficiary.

(a)    An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b)   The Awardee may change such designation of beneficiary at any time by written notice. If an Awardee dies and no beneficiary is validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law.

18.   No Right to Awards or to Service.   No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employment or other service of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Service Provider or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

19.   Preemptive Rights.   No Shares will be issued under the Plan in violation of any preemptive rights held by any stockholder of the Company.

20.   Securities Purchase Agreement.   Notwithstanding anything to the contrary contained herein, no Awards will be issued under the Plan in violation of Section 4(t) of the Securities Purchase Agreement dated July 28, 2005 between the Company and each of the purchasers indicated on the signature pages thereto, as may be amended from time to time, including any successor thereof.

21.   Legal Compliance.   No Share will be issued pursuant to an Award under the Plan unless the issuance and delivery of such Share, as well as the exercise of such Award, if applicable, will comply with Applicable Laws. Issuance of Shares under the Plan shall be subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding anything in the Plan to the contrary, the Plan is intended to comply with the requirements of Section 409A of the Code and shall be interpreted in a manner consistent with that intention.

22.   Inability to Obtain Authority.   To the extent the Company is unable to or the Administrator deems that it is not feasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

23.   Reservation of Shares.   The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

24.   Notice.   Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

25.   Governing Law; Interpretation of Plan and Awards.

(a)    This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware.

(b)   If any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.

(c)    The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d)   The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors, and assigns.

(e)    All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. If the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to waive explicitly any right to judicial review.

26.   Limitation on Liability.   The Company and any Affiliate or Related Corporation that is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee, or any other persons as to:

(a)   The Non-Issuance of Shares.   The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)   Tax Consequences.   Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

27.   Unfunded Plan.   Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Administrator be deemed a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

28.   Cost of Plan.   The costs and expenses of administering the Plan shall be borne by the Company.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan, effective as of             , 2006.

ARTISTdirect, Inc.
By:
Its:

ARTISTDIRECT, INC.

THIS PROXY RELATES TO AN ANNUAL MEETING OF THE STOCKHOLDERS

TO BE HELD JUNE 19, 2006

The undersigned hereby appoints Jonathan V. Diamond and Robert N. Weingarten or any of them, with full power of substitution, as attorneys and proxies to vote all shares of Common Stock of ARTISTdirect, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Pacific Daylight Time at the Luxe Hotel Sunset Boulevard located at 11461 Sunset Boulevard, Los Angeles, California 90049 on June 19, 2006 (the “Meeting”) and any postponements, continuations and adjournments thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the Meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL ONE AND FOR PROPOSALS TWO AND THREE, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS ONE AND THREE AND A VOTE “FOR” EACH OF THE DIRECTOR-NOMINEES LISTED IN PROPOSAL TWO BELOW.

PROPOSAL ONE:	To approve and adopt the amendment and restatement of the Company’s Certificate of Incorporation.

☐ FOR	☐	AGAINST	☐	ABSTAIN

PROPOSAL TWO:	To elect directors to serve for such periods as described in the accompanying Proxy Statement and until their successors are elected.

☐	FOR all nominees listed below (except as marked to the contrary below).		☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

Nominees: Frederick W. Field, Fred Davis, Teymour Boutros-Ghali, Eric Pulier, Dimitri Villard, Jonathan V. Diamond and James N. Lane

To withhold authority to vote for any nominee(s) write such nominee(s)’ name(s) below:

PROPOSAL THREE:	To approve and adopt the Company’s 2006 Equity Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

(Continued and to be signed on the other side)

(Continued from other side)

This proxy has been solicited by or for the benefit of the Board of Directors of the Company. I understand that I may revoke this proxy only by written instructions to that effect, signed and dated by me, which must be actually received by the Company prior to commencement of the Meeting.

DATED:	, 2006	Signature

Print Name

IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN

Signature

Print Name

(Please date and sign exactly as name or names appear on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by its President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN.)

Mail or Deliver this Proxy to:
ARTISTdirect, Inc.

Attn:  Secretary
1601 Cloverfield Boulevard, Suite 400 South

Santa Monica, California 90404-4082
(310) 956-3300

I will be attending the meeting   ☐